SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[X]    Definitive Proxy Statement



[X]    Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12


      Fidelity Magellan Fund
      File no. 811-1193



Payment of Filing Fee (Check the appropriate box):

[  ]   $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.


            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


[X]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

      and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid: $125



      (2)   Form, Schedule or Registration Statement No.: 811-1193



      (3)   Filing Party: Fidelity Magellan Fund



      (4)   Date Filed: December 20, 1993

FIDELITY MAGELLAN FUND
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of FIDELITY MAGELLAN FUND:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Magellan Fund (the fund) will be held at the office of the fund, 82 Devonshire Street, Boston, Massachusetts 02109 on March 23, 1994, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of Coopers & Lybrand as independent accountants of the fund.
 3. To approve an amended management contract for the fund.
 4. To approve a new Sub-Advisory Agreement with FMR Far East for the fund.
 5. To approve a new Sub-Advisory Agreement with FMR U.K. for the fund.
 6. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the fund.
 7. To amend the Declaration of Trust regarding shareholder notification of the appointment of Trustees.
 8. To amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with the same investment objective and policies.
 9. To adopt a new fundamental investment policy permitting the fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 10. To amend the fund's fundamental objective and certain fundamental policies to broaden the fund's ability to invest in domestic and foreign securities of all types to seek capital appreciation.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 11. To amend the fund's fundamental investment limitation concerning borrowing.
 12. To amend the fund's fundamental investment limitation concerning real estate.
 13. To amend the fund's fundamental investment limitation concerning the issuance of senior securities.
 14. To eliminate the fund's fundamental investment limitation concerning short sales of securities.
 15. To eliminate the fund's fundamental investment limitation concerning margin purchases.
 16. To amend the fund's fundamental investment limitation concerning the purchase or sale of physical commodities.
 17. To amend the fund's fundamental investment limitation concerning lending.
 18. To eliminate the fund's fundamental investment limitation concerning investment in other investment companies.
 19. To amend the fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
 20. To eliminate the fund's fundamental investment limitation concerning investments in securities of newly-formed issuers.
        The Board of Trustees has fixed the close of business on January 25, 1994 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
January 25, 1994
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED
STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE TO THE    FUND    , WE ASK
YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
 1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
 2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
 3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY MAGELLAN FUND
TO BE HELD ON MARCH 23, 1994
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Magellan Fund (the fund) to be used at the Special Meeting of Shareholders of the fund (the Meeting) and at any adjournments thereof, to be held March
23, 1994 at    9    :00    a    .m. at 82 Devonshire Street, Boston,
Massachusetts 02109, the principal executive office of the fund. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about January 25, 1994. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the fund. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the fund, by the execution of a later-dated proxy card or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. A copy of the fund's annual report for the fiscal year ended March 31, 1993 has been mailed or delivered to each shareholder of the fund entitled to vote at the meeting.
 On    November 30    , 1993 there were    449,481,339     shares of
Fidelity Magellan Fund issued and outstanding. To the knowledge of the fund, no shareholder owned of record or beneficially more than 5% of the outstanding shares of the fund on that date. Shareholders of record at the close of business on January 25, 1994 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING WILL BE SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSALS 3 THROUGH 20 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES'' OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES'' MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES OF THE FUND PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING SHARES.
1. TO ELECT A BOARD OF TRUSTEES.
 Pursuant to the provisions of the Declaration of Trust of Fidelity
Magellan Fund    (the trust)    , the Trustees have determined that the
number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Mrs. Davis and Mr. Mann, all nominees named below are currently Trustees of Fidelity Magellan Fund and have served in that capacity continuously since originally elected or appointed. Mr. Cox, Mr. Jones, Mr. Lynch, and Mr. McDonough were selected by the trust's Nominating and Administration Committee (see page ) and were appointed to the Board in November 1991, May 1990, April 1990, and August 1989, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the fund's investment adviser, Fidelity Management & Research Company (FMR, or the Adviser), or the fund's distribution agent, Fidelity Distributors Corporation (FDC). Each of the nominees is currently a Trustee or General Partner, as the case may be, of other funds advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee                          Principal Occupation **                      Year of
 (Age)                                                                        Election or
                                                                              Appointmen
                                                                              t

*J. Gary Burkhead                Senior Vice President, is President          1986
82 Devonshire Street             of FMR; and President and a
Boston, MA                       Director of FMR Texas Inc. (1989),
 (52)                            Fidelity Management &
                                 Research (U.K.) Inc. and Fidelity
                                 Management & Research (Far
                                 East) Inc.

Ralph F. Cox                     President of Greenhill Petroleum             1991
200 Rivercrest Drive             Corporation (petroleum exploration
Forth Worth, TX                  and production, 1990). Prior to his
 (61)                            retirement in March 1990, Mr. Cox
                                 was President and Chief Operating
                                 Officer of Union Pacific Resources
                                 Company (exploration and
                                 production). He is a Director of
                                 Bonneville Pacific Corporation
                                 (independent power, 1989) and
                                 CH2M Hill Companies
                                 (engineering). In addition, he
                                 served on the Board of Directors of
                                 the Norton Company (manufacturer
                                 of industrial devices, 1983-1990)
                                 and continues to serve on the Board
                                 of Directors of the Texas State
                                 Chamber of Commerce, and is a
                                 member of advisory boards of
                                 Texas A&M University and
                                 the University of Texas at Austin.

Phyllis Burke Davis              Prior to her retirement in                   ____
340 E. 6   4    th Street #22C   September of 1991, Mrs. Davis was
New York, NY                     the Senior Vice President of
    (6   2    )                  Corporate Affairs of Avon
                                 Products, Inc. She is currently a
                                 Director of BellSouth Corporation
                                 (telecommunications), Eaton
                                 Corporation (manufacturing, 1991),
                                 and the TJX Companies, Inc. (retail
                                 stores, 1990), and previously
                                 served as a Director of Hallmark
                                 Cards, Inc. (1985-1991) and
                                 Nabisco Brands, Inc. In addition,
                                 she serves as a Director of the New
                                 York City Chapter of the National
                                 Multiple Sclerosis Society, and is a
                                 member of the Advisory Council of
                                 the International Executive
                                 Services Corps. and the President's
                                 Advisory Council of The
                                 University of Vermont of Business
                                 Administration (1988).

Richard J. Flynn                 A financial consultant. Prior to             1984
77 Fiske Hill                    September 1986, Mr. Flynn was
Sturbridge, MA                   Vice Chairman and a Director of
 (70)                            the Norton Company (manufacturer
                                 of industrial devices). He is
                                 currently a Director of Mechanics
                                 Bank and a Trustee of College of
                                 the Holy Cross and Old Sturbridge
                                 Village, Inc.

*Edward C. Johnson 3d            President, is Chairman, Chief                1984
82 Devonshire Street             Executive Officer and a Director of
Boston, MA                       FMR Corp.; a director and
 (63)                            Chairman of the Board and of the
                                 Executive Committee of FMR; a
                                 Director of FMR, Chairman and a
                                 Director of FMR Texas Inc. (1989),
                                 Fidelity Management &
                                 Research (U.K.) Inc., and Fidelity
                                 Management & Research (Far
                                 East) Inc.

E. Bradley Jones                 Prior to his retirement in 1984, Mr.         1990
   3881-2 Lander Road            Jones was Chairman and Chief
   Chagrin Falls    , OH         Executive Officer of LTV Steel
 (67)                            Company. Prior to May 1990, he
                                 was Director of National City
                                 Corporation (a bank holding
                                 company) and National City Bank
                                 of Cleveland. He is a Director of
                                 TRW Inc. (original equipment and
                                 replacement products),
                                 Cleveland-Cliffs Inc (mining),
                                 NACCO Industries, Inc (mining
                                 and marketing), Consolidated Rail
                                 Corporation, Birmingham Steel
                                 Corporation (1988), Hyster-Yale
                                 Materials Handling, Inc. (1989),
                                 and RPM, Inc. (manufacturer of
                                 chemical products, 1990). In
                                 addition, he serves as a Trustee of
                                 First Union Real Estate
                                 Investments; Chairman of the
                                 Board of Trustees and a member of
                                 the Executive Committee of the
                                 Cleveland Clinic Foundation, a
                                 Trustee and a member of the
                                 Executive Committee of University
                                 School (Cleveland), and a Trustee
                                 of Cleveland Clinic Florida.

Donald J. Kirk                   Professor at Columbia University             1987
680 Steamboat Road               Graduate School of Business and a
   Apartment #1 - North          financial consultant. Prior to 1987,
Greenwich, CT                    he was Chairman of the Financial
 (62)                            Accounting Standards Board. Mr.
                                 Kirk is a Director of General Re
                                 Corporation (reinsurance) and
                                 Valuation Research Corp.
                                 (appraisals and valuations, 1993).
                                    In addition, he serves as Vice
                                    Chairman of the Board of Directors
                                    of the National Arts Stabilization
                                    Fund and Vice Chairman of the
                                    Board of Trustees of the Greenwich
                                    Hospital Association (1989).

*Peter S. Lynch                  Vice Chairman of FMR (1992).                 1990
82 Devonshire Street             Prior to his retirement on May 31,
Boston, MA                       1990, he was a Director of FMR
 (51)                            (1989) and Executive Vice
                                 President of FMR (a position he
                                 held until March 31, 1991); Vice
                                 President of Fidelity Magellan
                                 Trust and FMR Growth Group
                                 Leader; and a Managing Director
                                 of FMR Corp. Mr. Lynch was also
                                 Vice President of Fidelity
                                 Investments Corporate Services
                                 (1991-1992). He is a Director of
                                 W.R. Grace & Co. (chemicals,
                                 1989) and Morrison Knudsen
                                 Corporation (engineering and
                                 construction, 1988). In addition, he
                                 serves as a Trustee of Boston
                                 College, Massachusetts Eye &
                                 Ear Infirmary, Historic Deerfield
                                 (1989) and Society for the
                                 Preservation of New England
                                 Antiquities, and as an Overseer of
                                 the Museum of Fine Arts of Boston
                                 (1990).

Gerald C. McDonough              Chairman of G.M. Management                  1989
135 Aspenwood Drive              Group (strategic advisory services).
Cleveland, OH                    Prior to his retirement in July 1988,
 (64)                            he was Chairman and Chief
                                 Executive Officer of Leaseway
                                 Transportation Corp. (physical
                                 distribution services). Mr.
                                 McDonough is a Director of
                                 ACME-Cleveland Corp. (metal
                                 working, telecommunications and
                                 electronic products),
                                 Brush-Wellman Inc. (metal
                                 refining), York International Corp.
                                 (air-conditioning and refrigeration,
                                 1989), and Commercial Intertech
                                 Corp. (water treatment equipment,
                                 1992)    and Associated Estates
                                    Realty Corporation (a real estate
                                    investment trust, 1993).

Edward H. Malone                 Prior to his retirement in 1985, Mr.         1988
5601 Turtle Bay Drive            Malone was Chairman, General
#2104                            Electric Investment Corporation
Naples, FL                       and a Vice President of General
 (69)                            Electric Company. He is a Director
                                 of Allegheny Power Systems, Inc.
                                 (electric utility), General Re
                                 Corporation (reinsurance), and
                                 Mattel Inc. (toy manufacturer). He
                                 is also a Trustee of Rensselaer
                                 Polytechnic Institute and of
                                 Corporate Property Investors and a
                                 member of the Advisory Boards of
                                 Butler Capital Corporation Trusts
                                 and Warburg, Pincus Partnership
                                 Trusts.

Marvin L. Mann                   Trustee (1993) is Chairman of the            ____
55 Railroad Avenue               Board, President, and Chief
 Greenwich,CT                    Executive Officer of Lexmark
    (   60    )                  International, Inc. (office
                                 machines, 1991). Prior to 1991, he
                                 held the positions of Vice President
                                 of International Business Machines
                                 Corporation (IBM) and President
                                 and General Manager of various
                                 IBM divisions and subsidiaries. Mr.
                                 Mann is a Director of M.A. Hanna
                                 Company (chemicals, 1993) and
                                 Infomart (marketing services,
                                 1991), a Trammell Crow Co. In
                                 addition, he serves as the
                                 Campaign Vice Chairman of the
                                 Tri-State United Way (1993) and is
                                 a member of the University of
                                 Alabama President's Cabinet
                                 (1990).



Nominee                  Principal Occupation **                  Year of
 (Age)                                                            Election or
                                                                  Appointmen
                                                                  t

Thomas R. Williams       President of The Wales Group, Inc.       1988
21st Floor               (management and financial
191 Peachtree Street,    advisory services). Prior to retiring
N.E.                     in 1987, Mr. Williams served as
Atlanta, GA              Chairman of the Board of First
 (65)                    Wachovia Corporation (bank
                         holding company, 1985-1987), and
                         Chairman and Chief Executive
                         Officer of The First National Bank
                         of Atlanta and First Atlanta
                         Corporation (bank holding
                         company). He is currently a
                         Director of BellSouth Corporation
                         (telecommunications), ConAgra,
                         Inc. (agricultural products), Fisher
                         Business Systems, Inc. (computer
                         software, 1988), Georgia Power
                         Company (electric utility), Gerber
                         Alley & Associates, Inc.
                         (computer software), National Life
                         Insurance Company of Vermont,
                         American Software, Inc. (1989),
                         and AppleSouth Inc. (restaurants,
                         1992).


_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of    November 30    , 1993, the nominees and officers of the trust
owned, in the aggregate, less than    1    % of any of the fund's
outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The    f    und's Board, which is currently composed of three interested and seven non-interested Trustees, met eleven times during the twelve months ended March 31, 1993. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 As a group, the non-interested Trustees received fees and expenses of
$   159,924     from the fund in their capacities as Trustees for the
fiscal year ended March 31, 1993. The non-interested Trustees also served in similar capacities for other funds advised by FMR (see page ), and received additional compensation for such services.
 The Board of Trustees has adopted a policy whereby non-interested Trustees, upon reaching their 72nd birthday will resign. Under a defined benefit retirement program, non-interested Trustees, upon reaching age 72, are entitled to payments during their lifetime based on their basic Trustee fees and their length of service.
 The fund's Audit Committee is composed entirely of Trustees who are not
interested persons of the fund, or FMR or its affiliates   ,     and
normally meets three times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Cox, and Jones are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the fund (see proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended March 31, 1993, the Committee held 5 meetings.
 The fund's Nominating and Administration Committee is currently composed of Messrs. Flynn (Chairman), McDonough, and Williams. The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the fund and the non-interested Trustees, and acting as administrative committee under the Retirement Plan for non-interested Trustees. During the twelve months ended March 31, 1993, the committee held 2 meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the fund. The fund does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
2. TO RATIFY THE SELECTION OF COOPERS &AMP; LYBRAND AS INDEPENDENT ACCOUNTANTS OF THE FUND.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand has been selected as independent accountants for the fund to sign or certify any financial statements of the fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the Investment Company Act of 1940 (the 1940 Act), such selection requires the ratification of fund shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand has advised the fund that it has no direct or material indirect ownership interest in the fund.
 The services provided to the fund include (1) audit of annual financial
statements and, if requested,    an audit of the     semiannual financial
statements; (2) assistance and consultation in connection with SEC filings; and (3) review of the federal income tax returns filed on behalf of the fund. In recommending the selection of the fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountant's independence. Representatives of Coopers & Lybrand are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND.
 The Board of Trustees has approved, and recommends that shareholders of Fidelity Magellan Fund approve, a proposal to amend the fund's management contract with FMR (the Amended Contract). The proposal would modify the management fee that FMR receives from the fund to provide for lower fees
when FMR's assets under management exceed certain levels. THE    AMENDED
C    ONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER
THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT    (THE PRESENT
CONTRACT)    .
 PROPOSED AMENDMENT TO THE MANAGEMENT CONTRACT. A copy of the    Amended
C    ontract, marked to indicate the proposed amendment, is supplied as
Exhibit        1 on page . Except for the amendment to the management fee, it is substantially identical to the present contract. (For a detailed
discussion of the fund's present contract, refer to    the section
entitled     "Present Management Contract" beginning        on page .) If
approved by shareholders, the    Amended C    ontract will take effect on
April 1, 1994 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 1994 and thereafter subject to continuation by the fund's Board of Trustees. If the
   Amended        C    ontract is not approved, the present contract will
continue in effect through June 30, 1994, and thereafter subject to continuation by the fund's Board of Trustees.
 The management fee is an annual percentage of a fund's average net assets, calculated and paid monthly. The percentage is the sum of two components: a basic fee rate and a performance adjustment. The basic fee rate is the sum of a group fee rate, which varies according to FMR's assets under management, and a fixed individual fund fee rate. The proposal would modify the group fee by providing for lower fee rates if FMR's assets under
management remain above $   138     billion.
 MODIFICATION TO GROUP FEE RATE. The group fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR. As group net assets increase, the group fee
rate declines. The    Amended        C    ontract would not change the
group fee calculation for group net assets of $1   38     billion or less.
Above $   138     billion in group net assets, the group fee rate does not
decline, but under the    Amended        C    ontract, it declines    as
indicated in the table on the next page    .    These lower fee rates were
voluntarily adopted by FMR providing they resulted in a lower management fee payable by the fund.
 The group fee rate is calculated according to a graduated fee schedule providing for different rates for different levels of group net assets. The rate at which the fee declines is determined by fee "breakpoints" that provide for lower fees when assets increase. The proposed contract would
add    six     new fee breakpoints for group asset levels above $   102
billion as illustrated in the table below. (For an explanation of how these
breakpoints are factored into the fee calculation, see    the section
entitled     "Present Management Contract" beginning on page .)
GROUP FEE RATES
Average Group    Present                Proposed
Assets           Contract   *           Contract
($ billions)

102-138          .310   0    %             .3100%

138-174          .3   100    %             .3050%

174-228          .3   100    %             .3000%

228-282          .3   100    %             .2950%

   282-336          .3100%                 .2900%

Over 336         .3   1    0   0    %      .2850    %

The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present            Proposed
Assets         Contract   *       Contract
($ billions)

   215         .3   292    %      .3   264    %

   250         .32   65    %      .3   223    %

   300         .3   238    %      .3   175    %

   350         .3   218    %      .3   133    %

   400         .3   203    %      .3   098    %

   * Does not reflect voluntary adoption of extended group fee rate schedules.
 Average group net assets for December 1993 were approximately $   233
billion.
 The fund's annual individual fund fee rate is .30%. The sum of the group fee rate and the individual fund fee rate is referred to as a fund's basic fee rate. One-twelfth (1/12) of this annual management fee rate is applied to a fund's average net assets for the current month, resulting in a dollar amount which is the basic fee for that month. The basic fee is subject to an upward or downward adjustment, depending on whether the fund's investment performance exceeds or is exceeded by the Standard & Poor's 500 Composite Stock Price Index (S&P 500) over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference (up to a maximum difference of + 10) is multiplied by a performance adjustment rate of .02%. Thus, the maximum annualized adjustment rate is + .20%. This performance comparison is made at the end of each month. One twelfth of this rate is applied to the average daily net assets for the fund over the entire performance period, giving a dollar amount which is added to or subtracted from the basic fee.
 COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES.    For     December,
1993 average group net assets of $   233     billion, the fund's management
fee rate under the Amended Contract would have been .   3243    %, compared
to .   3277    % under the    p    resent    c    ontract. The management
fee rate will remain the same under both the    p    resent    c    ontract
and the Amended Contract until group net assets exceed $   138     billion,
at which point the management fee rate under the Amended Contract begins to decline. The following chart compares the fund's management fee
   (including the Performance Adjustment)     and total expense ratio under
the terms of the present contract for the fiscal period ended March 31, 1993 to the fees and expenses the funds would have incurred if the Amended Contract had been in effect.

   Present Contract*                                 Amended Contract

   Management                 Total Expense          Management                Total Expense

   Fee                        Ratio                  Fee                       Ratio

   $161,443,528                1.00%                 $161,242,950               1.00%


* Does not reflect voluntary adoption of extended group fee rate schedules. MATTERS CONSIDERED BY THE BOARD OF TRUSTEES. The non-interested Trustees recommended in 1991, and again in 1993, that the existing group fee be reconsidered in light of the significant growth in the assets of funds advised by FMR. The Combined Committee, a standing Committee of the Board composed solely of non-interested Trustees, and the Board considered revisions to the group fee component of the management fee on various occasions during 1991 and 1993.
 FMR provided substantial information to the Committee to assist it in its deliberations. In addition, the Committee requested and reviewed additional data, including analyses prepared by independent counsel to both the funds and the non-interested Trustees. In unanimously approving the proposed contract and recommending its approval by shareholders, the Trustees of the fund, including the Independent Trustees, considering the best interests of shareholders of the fund, took into account all factors they deemed relevant. The factors considered by the Independent Trustees included the nature, quality, and extent of the services furnished by FMR to the fund; the necessity of FMR maintaining and enhancing its ability to retain and attract high caliber personnel to serve the fund; the increased complexity of the domestic and international securities markets; the investment record of FMR in managing the fund; extensive financial, personnel, and structural information as to the Fidelity organization, including the revenues and expenses of FMR, and Fidelity Service Co. (FSC, the funds' transfer, shareholder servicing, and pricing and bookkeeping agent) relating to their mutual fund activities; whether economies of scale were demonstrated in connection with FMR's provision of investment management and shareholder services as assets increased; data on investment performance, management fees and expense ratios of competitive funds and other Fidelity funds; FMR's expenditures in developing enhanced shareholder services for the fund; enhancements in the quality and scope of the shareholder services provided to the fund's shareholders; the fees charged and services offered by an affiliate of FMR for providing investment management services to non-investment company accounts; and possible "spin-off" benefits to FMR from serving as manager and from affiliates of FMR serving as principal underwriter and transfer agent of the fund.
 CONCLUSION, ACTION OF THE BOARD OF TRUSTEES, AND RECOMMENDED SHAREHOLDER ACTION. Based on its evaluation of the extensive materials presented and assisted by the advice of independent counsel, the Board of Trustees concluded (i) that the existing management fee rate structure was fair and reasonable and (ii) that the proposed reduction in the group fee rate structure was in the best interest of the fund's shareholders. The Board of Trustees voted to approve the submission of the Amended Contracts to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
4. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR THE FUND. In conjunction with its portfolio management responsibilities on behalf of the fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the proposed agreement) between Fidelity Management & Research Company (FMR) and Fidelity Management & Research (Far East) Inc. (FMR Far East) with respect to the fund to replace FMR's existing agreement with FMR Far East. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority, as well as the
authority to buy and sell securities   ,     if FMR believes it would be
beneficial to the fund and its shareholders. BECAUSE FMR PAYS ALL OF FMR FAR EAST'S FEES, THE PROPOSED AGREEMENT WOULD NOT AFFECT THE FEES PAID BY THE FUND TO FMR.
 On September 17, 1993, the Board of Trustees agreed to submit the proposed agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. If approved by shareholders, the proposed agreement will replace the sub-advisory agreement currently in effect with
respect to the fund (the current agreement)   .     The current agreement
was approved by shareholders on    October 26    , 1989. A copy of the
proposed agreement is attached to this proxy statement as Exhibit    2    .
 FMR Far East, with its principal office in Tokyo, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.- based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 Under the current agreement, the FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services exclusively with respect to companies based outside of the United States focusing primarily on companies based in the Far East. Under the current agreement with FMR Far East, FMR, NOT THE FUND, pays FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement. For the fiscal years ended March 31, 1993, 1992, and 1991, the fees paid by FMR to FMR Far East on behalf of the fund amounted to $237,864, $466,930, and $444,000, respectively.
 Although FMR employees are expected to consult regularly with FMR Far East, under the current agreement, FMR Far East has no authority to make investment decisions on behalf of the fund. FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional clients investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR.
 Under the proposed agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority with respect to all or a portion of the fund's assets to FMR Far East. If FMR Far East were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations. If FMR grants investment management authority to FMR Far East with respect to all or a portion of the fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services, (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund. If granted investment management authority, FMR Far East would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page .
 Allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement would continue in force until July 31, 1994 and from year to year thereafter, as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The proposed agreement could be transferred to a successor of FMR Far East without resulting in termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and each proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of the fund vote FOR the proposed agreement. If the proposed agreement is not approved, FMR's current agreement on behalf of the fund will continue in effect.
5. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR THE FUND.
 In conjunction with its portfolio management responsibilities on behalf of the fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the proposed agreement) between Fidelity Management & Research Company (FMR) and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) with respect to the fund to replace FMR's existing agreement with FMR U.K. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund and its shareholders. BECAUSE FMR PAYS ALL OF FMR U.K.'S FEES, THE PROPOSED AGREEMENT WOULD NOT AFFECT THE FEES PAID BY THE FUND TO FMR.
 On September 17, 1993, the Board of Trustees agreed to submit the proposed agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. If approved by shareholders, the proposed agreement will replace the sub-advisory agreement currently in effect with
respect to the fund (the current agreement)   .     The current agreement
was approved by shareholders on    October 26    , 1989. A copy of the
proposed agreement is attached to this proxy statement as Exhibit    3    .
 FMR U.K., with its principal office in London, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 Under the current agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services exclusively with respect to companies based outside of the United States focusing primarily on companies based in Europe. Under the current agreement with FMR U.K., FMR, NOT THE FUND, pays FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement. For the fiscal years ended March 31, 1993, 1992, and 1991, the fees paid by FMR to FMR U.K. on behalf of the fund amounted to $224,843, $434,709, and $507,000, respectively.
 Although FMR employees are expected to consult regularly with FMR U.K., under the current agreement, FMR U.K. has no authority to make investment decisions on behalf of the fund. FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited
(FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional clients investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR.
 Under the proposed agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority with respect to all or a portion of the fund's assets to FMR U.K. If FMR U.K. were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of the fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund. If granted investment management authority, FMR U.K. would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page .
 Allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement would continue in force until July 31, 1994 and from year to year thereafter, as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The proposed agreement could be transferred to a successor of FMR U.K. without resulting in termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and each proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of the fund vote FOR the proposed agreement. If the proposed agreement is not approved, FMR's current agreement on behalf of the fund will continue in effect.
6. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE FUND.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VII, Section 7.01 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in the trust (dollar-based voting) rather than on the number of shares owned for all shareholder votes for the fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity Magellan Fund is an open-end management investment company organized as a Massachusetts business trust. Currently, it is the only fund in the trust. If there were additional funds in the trust, shareholders of each fund would vote separately on matters concerning only that fund and would vote on a trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one share, one-vote provision was to provide equitable voting rights as required by the 1940 Act. In the case where a trust has several series or funds, voting rights may become disproportionate since the net asset values per share (NAVs) of the separate funds diverge over time. Recently, the SEC issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based
voting system. The proposed amendment compl   ies     with the no-action
letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights than the one share, one-vote system currently in effect. The voting power of shareholders would be commensurate with the value of the shareholder's dollar investment in the trust rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The table below shows a hypothetical example of this.
Fund                      $1,000 investment in
       Net Asset Value    terms of shares

A       $10.00             100.00   0

B       $7.57              132.100

C       $10.93             91.491

D       $1.00              1,000.000

 For example, Fund D shareholders would have ten times the voting power of Fund A shareholders, because a $1,000 investment in Fund D would buy ten times as many shares as a $1,000 investment in Fund A. Accordingly, a one share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest which FMR believes is a more equitable result, and is the result in a typical corporation where each voting share has an equal market price.
 Currently, since there is only one fund in the trust, the proposal will not affect the voting rights of fund shareholders. However, if additional funds are added to the trust, relative voting rights would be changed under the proposal . For example, under the current Declaration of Trust and under the amended Declaration of Trust, when voting on matters that only affect their fund, shareholders would have the same relative voting rights as other shareholders in the fund, since the NAV of all shares in one fund is the same. On trust-wide votes in the future, shareholders who own shares with a lower NAV than other funds in a trust would be giving other shareholders in the trust more voting "power" than they otherwise would have had.
 AMENDMENT TO THE DECLARATION OF TRUST. Article VII, Section 1 determines the method of calculating voting rights for all shareholder votes for the fund. If approved Article VII, Section 7.01 will be amended as follows (material to be added is underlined and material to be deleted is [bracketed]):
ARTICLE VII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 7.01 ... On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects the interests of one or more Series, then the Shareholders of all such Series shall be entitled to vote thereon. The Trustees may also determine that a matter only affects only the interests of one or more classes of a Series, in which case any such matters shall be voted on by such class or classes. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] A shareholder of each series shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such series, on any matter on which such shareholder is entitled to vote and each fractional dollar
amount shall be entitled to a proportionate fractional vote.        There
shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy, or in any manner provided for in the Bylaws. A proxy may be given in writing. The Bylaws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust to be taken by Shareholders.
 CONCLUSION. If approved, the amendment will take effect after the shareholder meeting or any adjournments thereof. The Trustees believe the proposed amendment will benefit the fund by bringing greater equality in voting rights amongst all shareholders. The Trustees unanimously recommend that shareholders of the fund vote FOR the proposed amendment to the Declaration of Trust. If the proposed amendment is not approved, the Declaration of Trust will remain unchanged.
7. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The fund's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the outstanding shareholders of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees also may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. An appointment in this case would also require shareholder notification within three months of the appointment under the current Declaration of Trust.
 Subject to shareholder approval, the Trustees intend to eliminate the notification requirement from the Trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed].
ARTICLE IV
RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the portfolios of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the Declaration of Trust's shareholder notification requirement in the event of an appointment of a Trustee is in the best interests of the trust's shareholders. The Trustees recommend voting FOR the proposed amendment. If the proposal is not approved, the Declaration of Trust's current section entitled "Resignation and Appointment of Trustees" will remain unchanged.
8. TO AMEND THE DECLARATION OF TRUST TO PROVIDE THE FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVES AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve a proposal to amend Article V, Section 1 of the Declaration of Trust. If the proposal is approved, an amendment to the Declaration of Trust would be adopted that clarifies that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with the same investment objective and policies ("Pooled Fund structure"). The purpose of the Pooled Fund structure is to achieve operational efficiencies. In order to implement a pooled fund structure, both the Declaration of Trust and the fund's policies must permit the structure. Currently,the fund's policies do not allow for such investments.
Proposal    9     below seeks shareholder approval to adopt a fundamental
investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust clarifies the
Board's ability to implement the Pooled Fund structure once    the
fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed structures under which several funds invest all of their assets in a single pooled investment. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with another retail equity fund designed for investors with lower minimums. This structure allows several funds with different features to combine their investments instead of managing them separately. The funds combine their investments by investing all of their assets in the same pooled fund which is organized as an open-end management investment company (mutual fund). The current Declaration of Trust does not specifically provide the trustees the ability to authorize the pooled structure.
 REASON FOR THE PROPOSAL. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize
   the     fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Pooled Fund structure is permitted under the fund's investment policies (see
Proposal    9    ) and they determine that a Pooled Fund structure is in
the best interests of a fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is underlined)
 "Subject to any applicable limitation in the Declaration of Trust or the
Bylaws of the Trust, the Trustees shall have the power and authority:....
 (   t    ) (Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;...)"
 CONCLUSION. If approved, the amendment to the Declaration of Trust will take effect after the shareholder meeting or after any adjournments thereof. The Trustees believe the proposed amendment will benefit the
fund        by providing the Trustees with the flexibility to adopt a
Pooled Fund structure in the future if permitted by the fund's investment policies and if FMR determines it to be in the best interests of the fund. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust.
9. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY PERMITTING THE FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH THE SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, subject to a shareholder vote, the adoption of a new fundamental investment policy that would permit the fund to pool its assets with other Fidelity funds (Pooled Fund). If the proposal is approved, the fund will be authorized to invest all of its assets in a Pooled Fund that will invest in the same type of securities (and have an objective, and policies and limitations consistent with those of the fund) as the fund does currently. The purpose of pooling would be to achieve operational efficiencies.
 BACKGROUND. A number of mutual funds have developed structures under which several funds invest all of their assets in a single pooled investment. In order to implement a pooled fund structure both the Declaration of Trust and a fund's policies must permit the structure. Proposal 8, which proposes to amend the Declaration of Trust, if approved would allow the Trustees to authorize the conversion to a pooled fund structure if permitted by a fund's policies. This proposal would add a fundamental policy to the fund permitting a Pooled Fund structure.
 PURPOSE OF THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither the Board nor FMR has determined that the fund should invest in a Pooled Fund, the Trustees believe it could be in the best interests of the fund to adopt such a structure at a future date.
 At present, certain of the fund's fundamental investment policies and limitations would prevent the fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit the fund's assets to be invested in a single Pooled Fund, without a further vote of shareholders, if the Trustees determine that action to be in the best interests of the fund and its shareholders. Approval of Proposal 8 is needed to provide the Trustees with explicit authority to approve a pooled fund structure. If shareholders approve this proposal, the fundamental policies and limitations of the fund that currently prohibit investment in shares of one investment company would be modified to permit the investment in a Pooled Fund. These policies include the fund's limitations on investing more than 5% of assets in one issuer or more than 25% in one industry, and on acting as an underwriter.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Pooled Fund structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 The fund's method of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets of the fund would be managed as part of a larger pool. Were the fund to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to its investment objective. Whenever a fund is asked to vote at a shareholder meeting of the pooled fund, the fund will hold a meeting of its shareholders if required by applicable law or its policies. The fund will cast its votes at the Pooled Fund meeting in the same proportion as the fund's shareholders voted at theirs. The fund would otherwise continue its normal operation. The Pooled Fund would be managed by FMR or an affiliate such as FMR Texas in the case of a money market fund. The Trustees would retain the right to withdraw the fund's investments from the Pooled Fund at any time and would do so if the Pooled Fund's objective was no longer appropriate for the fund. The fund would
then resume investing directly    in     securities as it is does
currently.
 At present the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing the fund's assets in a Pooled Fund only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would materially increase costs to shareholders.
 FMR is presently seeking federal and state regulatory approval in order to allow the Fidelity funds to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to the fund may be reduced. If the fund's investment in a Pooled Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when Pooled Fund operation occurs.
 PROPOSED FUNDAMENTAL POLICY. To allow the fund to invest in a Pooled Fund at a future date, the Trustees recommend that the fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for the fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. After consideration of the relevant factors, the Board of Trustees recommends that shareholders vote to adopt a new fundamental policy that would permit the fund, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. If the proposal is not
   approved     the fund's current fundamental investment policies will
remain unchanged with respect to potential investment in Pooled Funds.
10. TO AMEND THE FUND'S FUNDAMENTAL OBJECTIVE AND CERTAIN FUNDAMENTAL POLICIES TO BROADEN THE FUND'S ABILITY TO INVEST IN DOMESTIC AND FOREIGN
SECURITIES OF ALL TYPES    IN SEEKING     CAPITAL APPRECIATION.
 The Board of Trustees has approved, and recommends that shareholders approve, modifications to the fund's investment objective and policies that would broaden the fund's authority to invest in domestic and foreign
securities of all types. While the fund would continue to        invest
primarily in common stock and convertible securities    under normal
conditions    , the proposal would give the fund more flexibility to seek capital appreciation from debt and other types of securities as well.
 CURRENT OBJECTIVE AND POLICIES. The fund's current fundamental objective and policies provide that the fund will seek capital appreciation through investments in securities of domestic corporations operating primarily in the U.S., domestic corporations with significant activities and interests
abroad, and foreign companies. The fund    normally     invests primarily
in common stock and securities convertible into common stock, and may also invest up to 20% of its assets in bonds and other fixed-income securities of domestic issuers (both corporate and governmental) and foreign corporate issuers. The fund also reserves the right to make substantial investments in investment-grade debt securities for defensive purposes.
 PROPOSED CHANGES. The Trustees recommend that the above policies be modified to clarify the fund's ability to invest in all kinds of issuers,
including foreign governments and other non-corporate entities   . This
will provide the fund with     greater flexibility to invest in debt
securities of all types in search of capital appreciation. If the proposal is approved, the above objective and policies will be replaced with the
following fundamental objective and polic   y    :
 The fund seeks capital appreciation through investments in securities of domestic, foreign and multinational issuers. The fund normally invests primarily in common stock and securities convertible into common stock, but may also invest in other types of securities in seeking its objective.
 The fund's Trustees also intend to adopt the following non-fundamental policies, which could be changed in the future without further approval of shareholders:
 The fund may invest up to 20% of its total assets in debt securities of all types and qualities issued by domestic and foreign issuers, if FMR believes that doing so will result in capital appreciation. The fund may also make substantial temporary investments in investment-grade debt securities for defensive purposes when FMR believes market conditions warrant.
 DISCUSSION. The proposed changes to the fund's objective and policies would clarify its ability to invest in all types of securities in search of capital appreciation, including debt securities as well as equity securities, and including securities of domestic and foreign governmental
entities as well as corporations   . T    he fund    will continue to
maintain its investments     primarily in common stock and convertible
securities under normal conditions. FMR believes that the fund's current policies may needlessly restrict the fund's investments in debt securities
of foreign governments or governmental entities   . These types of
securities     which represent a significant part of the universe of
available securities worldwide. In addition, by making the fund's 20% limit on debt securities and defensive policy non-fundamental, the proposal would
allow the Board of Trustees to modify    those policies     in the future
in response to changing market conditions or changing opportunities for capital appreciation.
 Governmental entities include foreign governments or their agencies or political subdivisions, and supranational organizations such as the World Bank that are supported by a variety of nations. Increasing the fund's flexibility with respect to debt securities issued by such entities would provide the fund with increased and more diversified opportunities for capital appreciation abroad. However, foreign securities also entail significant risks. These include risks related to fluctuations in currency values, the uncertainty of political and regulatory environments abroad,
   generally reduced regulatory structures compared to the U.S.,     and
the possibility of illiquidity in foreign markets.
 The fund is permitted to invest in debt securities of any quality in seeking capital appreciation, and its foreign investments could therefore include securities of emerging governments with poor credit standing. Emerging markets have been characterized by substantial volatility, and emerging market securities have generally offered significant potential for depreciation as well as appreciation. As compared to U.S. government debt, foreign government securities are generally of lower quality; however, as compared to foreign corporate debt, foreign government debt may be of higher credit quality and more liquid due to more active trading markets.
 CONCLUSION. The Board of Trustees believes that the proposed modifications to the fund's investment objective and policies are in the best interests of the fund and its shareholders, and unanimously recommends that shareholders vote FOR the proposal. If the proposal is not approved, the fund's fundamental objective and policies will remain unchanged.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 11 through 20 is to revise several of the fund's investment limitations to conform to limitations which are expected to become standard for all funds managed by FMR. The Board of Trustees has asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective, to adopt standard non-fundamental limitations and to propose to shareholders elimination of certain fundamental limitations or adoption of standard fundamental limitations. FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the investment techniques employed by the fund at this time, it will contribute to the overall objectives of standardization.
 Additionally, Proposals    18    , and    20     relate to investment
limitations that restate requirements imposed by state laws as a condition of registering shares of the fund for sale in certain states. Currently, these limitations are fundamental and can only be changed by a shareholder vote. As a result, if the state laws were changed, or if they no longer applied to the fund, the fund would be required to call a shareholder meeting to adapt to changed state regulatory requirements. Proposals
   14    ,    15, 18    , and    20     recommend that these limitations be
made non-fundamental so that they can be changed by the Board of Trustees as state laws permit. The Proposals would not change how the fund is managed at this time, but would allow the fund to respond more quickly to future state law changes.
11. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
BORROWING.
 The fund's current fundamental investment limitation regarding borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation"
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The proposed amended limitation would require the fund to reduce borrowings that come to exceed 33 1/3% of total assets for any reason. Under the current limitation, the fund must reduce borrowings that come to exceed 33 1/3% of total assets only by reason of a decline in net assets. In addition, the proposal limitation specifically defines "three business days" to exclude Sundays and holidays.
 The proposal would also act to revise the fund's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. It will contribute to the overall objectives of standardization.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. Accordingly, the Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The new limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
12. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL
ESTATE.
 The fund's    current     fundamental investment limitation    regarding
the purchase and sale of real estate     states:
 "The fund may not buy or sell real estate, unless acquired as a result of ownership of securities, except that the fund may purchase or hold securities issued by companies such as real estate investment trusts which deal in real estate or interests therein;"
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following fundamental investment limitation governing purchases and sales of real estate.
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to conform the fund's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new limitation may not be changed without a future vote of shareholders.
 Adoption of the proposed limitation on real estate is not expected to affect the way in which the fund is managed or the securities or instruments in which the fund invests. The fund does not expect to acquire real estate. However, the proposed amendment would clarify two points. First, the proposed amendment would make it explicit that the fund may acquire a security or other instrument, the payments of interest and principal on which may be secured by a mortgage or other right to foreclose on real estate in the event of default. Second, the proposed amended limitation would clarify the fact that the fund may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects, subject to the fund's investment objective and other policies and limitations.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund by providing more investment flexibility. Accordingly, the Trustees recommend that shareholders vote FOR the proposal. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the current limitation will remain unchanged.
13. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES.
 The fund's current fundamental investment limitation regarding the issuance of senior securities states:
 "The fund may not issue senior securities."
 The Trustees recommend that shareholders vote to replace this limitation with the following fundamental investment limitation governing the issuance of senior securities:
 "The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The 1940 Act restricts a fund's ability to issue senior securities. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as a class of security preferred over shares of the fund with respect to the fund's assets or earnings. It generally does not include temporary or emergency borrowings by the fund (which might occur to meet shareholder redemption requests) in accordance with federal law and the fund's investment limitations. Various investment techniques that obligate the fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is longer than normal) occasionally raise questions as to whether a "senior security" is created. The fund utilizes such techniques only in accordance with applicable regulatory requirements under the 1940 Act.
 Although adoption of the new senior securities limitation is not likely to have any impact on the investment techniques employed by the fund, it will contribute to the overall objectives of standardization. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental senior securities limitation cannot be changed without a future vote of the fund's shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
14. TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF SECURITIES.
 The fund's current fundamental investment limitation concerning    short
sales of     securities        states:
 "The fund may not engage in short sales of securities (unless it owns, or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold); provided, however, that the fund may purchase or sell futures contracts."
 The Trustees recommend that shareholders vote to eliminate the above fundamental limitation. If the proposal is approved, the Trustees intend to adopt a non-fundamental limitation that could be changed without a vote of shareholders.
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The fund's fundamental investment limitation on short sales provides that the fund may not engage in short sales of securities unless it owns, or, by virtue of its ownership of other securities, has the right to obtain, securities equivalent in kind and amount to the securities sold short. This investment technique is known as a short sale "against the box." If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation on short selling, which would also permit the fund to engage in short sales against the box.
 "The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 The proposed non-fundamental limitation would also        clarify that
option transactions are not considered short sales.
 Certain state regulations currently prohibit mutual funds from entering into any short sales, other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders. As an example, the Trustees may vote to change the limitation if state regulations were to change to permit other types of short sales.
 CONCLUSION. The Board of Trustees believes that the efforts to standardize the fund's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of the shareholders. Accordingly, the Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental investment limitation regarding short sales of securities. If approved, the new non-fundamental limitation will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
15. TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN PURCHASES.
 The fund's current fundamental investment limitation concerning purchasing securities on margin states:
 "The fund may not purchase any securities or other property on margin; provided, however, that the fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts."
 The Trustees recommend that shareholders vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees intend to adopt a non-fundamental limitation that could be changed without a vote of shareholders.
 Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with their broker as collateral against this loan. The fund's current fundamental limitation prohibits the fund from purchasing securities on margin, except for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. Mutual funds are also permitted to obtain such short-term credits as may be necessary for the clearance of transactions. The proposed non-fundamental limitation would include this exception. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies.
 If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
 "The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 CONCLUSION. Although elimination of the fund's fundamental limitation on margin purchases is unlikely to affect the fund's investment techniques at this time, the fund may alter its investment practices in the future in the event of a change in federal regulatory requirements. The Board of Trustees believes that efforts to standardize the fund's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of shareholders. Accordingly, the Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental investment limitation regarding margin purchases. If approved, the new non-fundamental limitation will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
16. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE PURCHASE OR SALE OF PHYSICAL COMMODITIES.
 The fund's current fundamental investment limitation concerning purchasing physical commodities states:
 "The fund may not purchase or sell physical commodities (but this shall not prevent the fund from purchasing or selling options and futures contracts)"
 Subject to shareholder approval, the Trustees intend to adopt a new fundamental investment limitation concerning commodities. The proposed investment policy is:
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities)."
 The primary purpose of this proposal is to implement a fundamental limitation on commodities that conforms to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental commodities limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation on commodities is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation would make it explicit that the fund may acquire physical commodities as the result of ownership of securities or other instruments. Second, the proposed limitation would clarify that the fund may invest without limit in securities or other instruments backed by physical commodities, subject only to the fund's investment objective, policies, and other limitations.
 CONCLUSION. The Board of Trustees has concluded that the adoption of the standardized limitation is in the best interest of the fund and its shareholders. The Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
17. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
LENDING.
 The fund's fundamental investment limitation concerning lending currently states:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties except, (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following fundamental investment limitation governing lending:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."
 The primary purpose of the proposal is to revise the fund's fundamental lending limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. Although adoption of the new lending limitation is not likely to have a significant impact on the investment techniques employed by the fund, it will contribute to the overall objectives of standardization. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental lending limitation cannot be changed without a future vote of the fund's shareholders.
 The proposed amended limitation        provides specific authority for the
fund        to acquire an entire issue of debt securities, whether
privately or publicly offered. Ordinarily, if a fund purchases an entire issue of debt securities, there may be greater risks associated with liquidity and availability of public information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing the fund's daily share price.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. Accordingly, the Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the current limitation will remain unchanged.
18. TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES.
 The fund's current fundamental investment limitation concerning investment in other investment companies states:
 "The fund may not purchase securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid, or as part of a merger or consolidation, and in no event may investments in such securities exceed 10% of the value of total assets of the fund. It may not purchase or retain securities issued by other open-end investment companies; "
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees intend to replace the current fundamental limitation with the following non-fundamental limitation, which could be changed without a vote of shareholders:
 "The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger."
 The ability of mutual funds to invest in other investment companies is restricted by rules under the 1940 Act and by some state regulations. The fund's current fundamental investment limitation recites certain of the applicable federal and former state restrictions. The federal restrictions will remain applicable to the fund whether or not they are recited in a fundamental limitation. As a result, elimination of the above fundamental limitation is not expected to have any impact on the fund's investment practices, except to the extent that regulatory requirements may change in the future.
 CONCLUSION. The Board of Trustees believes that the efforts to standardize the fund's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of the shareholders. Accordingly, the Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental investment limitation regarding investments in other investment companies. If approved, the new non-fundamental limitation will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
19. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
 The fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not concentrate its investments in any particular industry, but if it is deemed appropriate for the attainment the fund's investment objective, up to 25% its assets may be invested in any one industry."
 Subject to shareholder approval, the trustees intend to replace this policy with the following amended fundamental investment policy governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise the fund's fundamental concentration limitation to conform to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) The proposed amended limitation, while not substantially different from the current policy, explicitly states that securities not only issued but also guaranteed by the U.S. government or any of its agencies or instrumentalities are excluded from the limitation. If the proposal is approved, the new fundamental concentration limitation could not be changed without a future vote of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. The Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current investment limitation will remain unchanged.
20. TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENTS IN SECURITIES OF NEWLY-FORMED ISSUERS.
 The fund's current fundamental investment limitation regarding investments in securities of newly-formed issuers states:
 "The fund may not invest in the securities of companies if such purchase, at the time thereof, would cause more than 5% of the value of the fund's total assets taken at market value to be invested in companies, which, including predecessors, have a record of less than three years' continuous operation."
 If the proposal is approved, the Trustees intend to replace the current fundamental limitation with the following non-fundamental limitation, which could be changed without a vote of shareholders:
 "The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation."
 Newly-formed issuers or "unseasoned issuers" are issuers with less than three years of continuous operation. The purpose of the fundamental limitation on investments in unseasoned issuers is to comply with state laws and limit the risks associated with investing in companies that have no proven track record in business and whose prospects are uncertain. The proposed non-fundamental limitation will clarify the fact that the fund's unseasoned issuers limitation is applicable only to securities issued by newly-formed entities engaged in a trade or business with a prior history of operations of less than three years and not to pools of asset-backed securities and U.S. government and foreign government securities. The proposal will have no current impact on the fund. However, adoption of a standard non-fundamental limitation will facilitate FMR's compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and will enable the fund to respond more promptly if applicable state laws change in the future.
 CONCLUSION. The Board of Trustees has determined that it is in the best interests of the shareholders to replace the fund's fundamental limitation concerning investments in unseasoned issuers with a non-fundamental limitation. Accordingly, the Trustees recommend that shareholders vote FOR the proposal to eliminate the fund's fundamental investment limitation regarding investments in securities of newly-formed issuers. If the proposal is approved, the new non-fundamental limitation will become effective immediately. If the proposal is not approved, the current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
PRESENT MANAGEMENT CONTRACT
 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the fund's Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, and compensates all officers of the fund, all Trustees who are "interested persons" of the fund or FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the fund's Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state law; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees.
 In addition to the management fee payable to FMR and the fees payable to Fidelity Service Co. (FSC), the fund pays all of its expenses, without limitation, that are not assumed by those parties. The fund pays for typesetting, printing, and mailing proxy material to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Although the fund's management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to existing shareholders, the fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the cost of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. The fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party and any obligation it may have to indemnify the fund's officers and Trustees with respect to litigation.
 FMR is the fund's manager pursuant to a management contract dated November 1, 1989, which was approved by shareholders on October 26, 1989. For the services of FMR under the contract, the fund pays FMR a monthly management fee composed of the sum of two elements: a basic fee and a performance adjustment based on a comparison of the fund's performance to that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).
 COMPUTING THE BASIC FEE. The fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate. The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated schedule shown below. Also shown below is the effective annual fee rate at various levels of group net assets. For example, the effective annual fee rate at
$   233     billion of group net assets - their approximate level for
December 1993     was .   3243    %, which is the weighted average of the
respective fee rates for each level of group net assets up to that level.
GROUP FEE RATE SCHEDULE*   EFFECTIVE ANNUAL FEE
                           RATES

Average   Annualized   Group    Effective
Group     Fee Rate     Net      Annual
Assets                 Assets   Fee Rate





0          -     $ 3 billion   .520%    $ 0.5    .5200%
                                       billion

3          -     6             .490     25       .4238

6          -     9             .460     50       .3823

9          -     12            .430     75       .3626

12         -     15            .400     100      .3512

15         -     18            .385     125      .3430

18         -     21            .370     150      .3371

21         -     24            .360     175      .3325

24         -     30            .350     200      .3284

30         -     36            .345     225      .3253

36         -     42            .340     250      .3223

42         -     48            .335     275      .3198

48         -     66            .325     300      .3175

66         -     84            .320     325      .3153

84         -     120           .315     350      .3133

102        -     138           .310

138        -     174           .305

174        -     228           .300

228        -     282           .295

282        -     336           .290

Over 336                       .285



* The rates shown for average group assets in excess of $   174     billion
were adopted by FMR on a voluntary basis on November 1, 1993 pending shareholder approval of a new management contract reflecting the extended schedule. The extended schedule provides for lower management fees as total assets under management increase.
 The individual fund fee rate is    .    30%. Based on the average net
assets of funds advised by FMR for    December 1993    , the annual basic
fee rate would be calculated as follows:
 GROUP FEE RATE INDIVIDUAL FUND FEE RATE BASIC FEE RATE
 .   3243    % + .30% =    .6243    %
 One twelfth (1/12) of this annual basic fee rate is then applied to the fund's average net assets for the current month, giving a dollar amount which is the fee for that month.
    Effective August 1, 1988, FMR voluntarily agreed to collect its basic fee according to the schedule shown above (minus the break points above $138 billion added January 1, 1992) or according to a prior schedule (with rates tied to average group assets up to $48 billion), until shareholders could meet to consider the current contract. With the exception of changing the group fee rate schedule, the terms of the current contract are identical to those of the prior contract.
    FMR adopted the revised group fee rate schedule in part in accordance with the settlement reached in the Labaton v. Fidelity Management & Research, et al (Civ. Action No. 82-270-MA) litigation, brought against the fund on February 1, 1984 and approved by the United States District Court for the District of Massachusetts on April 7, 1986. Under the terms of the settlement, FMR agreed to reduce its management fee, pending shareholder approval, through a revision of its group fee rate schedule as described above. The terms of the settlement also required that FMR will not seek an increase in fee rates paid by the fund to FMR for a period of five years.
 COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference (up to a maximum difference of + 10) is multiplied by a performance adjustment rate of .02%. Thus, the maximum annualized adjustment rate is + .20%. This performance comparison is made at the end of each month. One twelfth of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
 The fund's performance is calculated based on change in net asset value. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the net asset value as of the record date for payment. The record of the S&P 500 is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the S&P 500.
 Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the S&P 500, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the S&P 500. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
 During the    fiscal years ended March 31,     199   3    , 199   2
and 199   1,     FMR received the payments shown in the table below for its services as investment adviser to the fund. These fees include both the basic fee and the performance adjustment. If FMR had not voluntarily adopted the extended group fee rate schedule, these fees would have been higher.
  Management Fee Management
  Including Fee as a Performance
 Fiscal Year Ended  Performance % of Average Adjustment
 March 31 Adjustment Net Assets to Basic Fee
 199   3     $ 161,242,   9    50 .75% $ 24,964,876
 199   2     $ 135,671,227 .78% $ 24,853,118
 199   1     $ 100,971,351 .78% $ 17,116,116
 To comply with the California Code of Regulations, FMR will reimburse the fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating the fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its custodian fees attributable to investments in foreign securities.
 SUB-ADVISERS. On November 1, 1989, FMR entered into sub-advisory agreements with FMR U.K. and FMR Far East pursuant to which FMR U.K. and FMR Far East supply FMR with investment research and recommendations concerning foreign securities for the benefit of the fund. The sub-advisory agreements provide that FMR will pay fees to FMR U.K. and FMR Far East equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with each agreement, said costs to be determined in relation to the assets of the fund that benefit from the
services of the sub-advisers.    The fees paid to FMR U.K. and FMR Far East
under the subadvisory agreements for fiscal 1993, 1992, and 1991, are shown in the table below.
 Fiscal Year Ended  Fees paid                             Fees pai   d
to
 March 31 to FMR U.K.                             FMR Far East
 1993  $224,843         $237,864
 1992  $   434,709             $466,930
 1991  $507,000         $444,000
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a
number of investment companies whose net assets as of    December     31,
1993, were in excess of $2   3    0 billion. The Fidelity family of funds
currently includes a number of funds with a broad range of investment objectives and permissible portfolio compositions. The Boards of these funds are substantially identical to that of this trust. In addition, FMR serves as investment adviser to certain other funds which are generally offered to limited groups of investors. Information concerning the advisory fees, net assets, and total expenses of the funds advised by FMR is contained in The Table of Average Net Assets and Expense Ratios in
Exhibit    4    .
 Several affiliates of FMR are also engaged in the investment advisory business. Fidelity Management Trust Company provides trustee, investment advisory, and administrative services to retirement plans and corporate employee benefit accounts. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far
East), both wholly-owned subsidiaries of FMR formed in 1986, supply investment research information, and may supply portfolio management services to FMR in connection with certain funds advised by FMR. FMR Texas Inc., a wholly-owned subsidiary of FMR formed in 1989, supplies portfolio management and research services in connection with certain money market funds advised by FMR.
 FMR, its officers and directors, its affiliated companies and personnel, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
    The Consolidated Statements of Financial Condition of Fidelity Management & Research Company and Subsidiaries as of December 31, 1992 (audited) and for the period January 1, 1993 through September 30, 1993 (unaudited) are shown beginning on page .
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; and
J. Gary Burkhead, President   ; and Peter S. Lynch, Vice Chairman    . Each
of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Jeff Vinik, Gary L. French, and Arthur S. Loring, are currently officers of the trust and officers or employees of
FMR or FMR Corp. With the exception of    Mr.     Costello, all of these
persons are stockholders of FMR Corp. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of the Directors of FMR.
 All of the stock of FMR is owned by a parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions, Fidelity Service Co., which is the transfer and shareholder servicing agent for certain of the retail funds advised by FMR, Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for certain institutional customers, and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization. Messrs. Johnson 3d, Burkhead, William L. Byrnes, James C. Curvey, and Caleb Loring, Jr. are the Directors of FMR Corp. On
   November     30, 1993, Messrs. Johnson 3d, Burkhead, Curvey, and Loring,
Jr. and Ms. Abigail Johnson owned approximately 34%, 3%, 3%, 11%, and 11%, respectively, of the voting common stock of FMR Corp. In addition, various Johnson family members and various trusts for the benefit of Johnson family members, for which Messrs. Burkhead, Curvey, or Loring, Jr. are Trustees, owned in the aggregate approximately 32% of the voting common stock of FMR Corp. Messrs. Johnson 3d, Burkhead, and Curvey owned approximately 2%, 3% and 1%, respectively, of the non-voting common stock of FMR Corp. In addition, various trusts for the benefit of members of the Johnson family, for which Mr. Loring, Jr. is the sole Trustee, and other trusts for the benefit of Johnson family members, through limited partnership interests in a partnership the corporate general partner of which is controlled by Mr. Johnson 3d, Mr. Loring, Jr., and other Johnson family members, together owned approximately 44% of the non-voting common stock of FMR Corp. Through ownership of voting common stock, Edward C. Johnson 3d (President and a Trustee of the trust), Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
 During the period    April     1, 1992 through    November     30, 1993,
the following transactions were entered into by officers and/or Trustees of the fund or of FMR Corp. involving more than 1% of the voting common, non-voting common or preferred stock of FMR Corp. Mr. William L. Byrnes redeemed 410 shares of voting common stock for a cash payment of approximately $44,000. Mr. John J. Cook Jr. redeemed 10,000 shares of non-voting common stock for a cash payment of approximately $1.1 million. Mr. C. Bruce Johnstone redeemed an aggregate of 25,500 shares of non-voting common stock for an aggregate cash payment of approximately $3.4 million. Mr. Morris J. Smith redeemed 15,000 shares of non-voting common stock for a cash payment of approximately $1.8 million.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide investment research information with respect to certain funds for which FMR acts as investment adviser. Under sub-advisory agreements with FMR U.K. and FMR Far East, FMR pays fees equal to 110% of FMR U.K.'s costs and 105% of FMR Far East's costs, respectively, in connection with research services provided for the benefit of certain Fidelity funds. During the fiscal year ended March 31, 1993, the fees paid by FMR on behalf of the fund to FMR U.K. and FMR Far East were $224,843 and
   $    237,864, respectively.
 The Statements of Financial Condition of FMR U.K. and FMR Far East as of December 31, 1992 are shown on page and , respectively. Funds managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios (Exhibit 4) on page .
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. The affiliations of Messrs. Johnson 3d and Burkhead are described in Proposal 1. The principal business address of the Directors and FMR U.K. and FMR Far East is 82 Devonshire Street, Boston, Massachusetts.
BALANCE SHEETS
 The Consolidated Statements of Financial Condition of FMR,    FMR U.K.,
and FMR Far East     as of December 31, 1992 (audited) and as of September
30, 199   3     (unaudited) are shown on pages  through        . To the
knowledge of FMR, there has been no material adverse change in the financial condition from September 30, 1993 to the date of this proxy statement. Proxies will not be voted for approval of any of the proposals in this proxy statement unless (a) in the judgment of the Board of Trustees of the trust there have been no material changes in the financial condition of FMR between September 30, 1993 and December 31, 1993 and (b) the trust has received a certificate of the Chairman, President, or Senior Vice President of FMR, dated the day on which such proxies are to be voted, that, to his or her knowledge, since December 31, 1993, there has been no material adverse change in FMR's financial condition which has not been disclosed to shareholders in additional proxy solicitation material. PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on
behalf of    the     fund by FMR pursuant to authority contained in its
management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. Commissions for foreign investments traded on foreign exchanges generally will be higher than for U.S. investments traded on domestic exchanges and may not be subject to negotiation.
 The fund may execute portfolio transactions with broker-dealers who
provide research and execution services to the    fund     or other
accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
 The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management
services to the    fund     or its other clients, and conversely, such
research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its
obligations to the    fund    . The receipt of such research has not
reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the
   fund     and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance
in the distribution of shares of the    fund     or shares of other
Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services. Ltd. (FBSL), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly-owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, together with various trusts for the benefit of Johnson family members, owns directly or indirectly more than 25% of the voting common stock of FIL.
 Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, except in accordance with SEC regulations. Pursuant to such regulations, the Board of Trustees has approved a written agreement that permits FBSI to effect portfolio transactions on national securities exchanges and to retain compensation in connection with such transactions.
 The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the
   fund     and review the commissions paid by    the     fund over
representative periods of time to determine if they are reasonable in
relation to the benefits to    the     fund.
 The fund's annual portfolio turnover rate for the fiscal years ended March 31, 1993 and 1992 were 155% and 172%.
 The table below lists the total brokerage commissions paid; the percentage of brokerage commissions paid to brokerage firms that provided research services; the total dollar value of brokerage commissions paid to firms that provided research service, and the commissions paid to FBSI and FBSL in dollars and as a percentage of the dollar value of all transactions in which brokerage commissions were paid for the fiscal year ended March 31,
1993 for        the    fund    . The differences in the percentage of
brokerage commissions paid to FBSI and FBSL and the percentage of transactions effected through FBSI and FBSL are a result of low commission rates charged by FBSI and FBSL in comparison to those charged by unaffiliated broker-dealers.
      Total         % Paid to   Amount
      Commissions   Firms       Paid to Firms
                    Providing   Providing
                    Research    Research





      $62,757,285   57%         $36,073,117

To            To        % To   % To   Transacti   Transact
FBSI          FBSL      FBSI   FBSL   ons         ions
                                      Through     Through
                                      FBSI        FBSL



$20,714,134   $38,938   33%    .06%   44%         .06%

 From time to time the Trustees will review whether the recapture for the
benefit of the    fund     of some portion of the brokerage commissions or
similar fees paid by    the     fund on portfolio transactions is legally
permissible and advisable.    The     fund seeks to recapture soliciting
broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business
judgment, whether it would be advisable for    the     fund to seek such
recapture.
 Although the Trustees and officers of the    fund     are substantially
the same as those of other funds managed by FMR, investment decisions for
   the     fund are made independently from those of other funds managed by
FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund.
 When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the funds involved to be equitable to each fund. In some cases, this system could have a detrimental
effect on the price or value of a security as far as the    fund is
concerned. In other cases, however, the ability of the    fund     to
participate in volume transactions will produce better executions and
prices for    the     fund. It is the current opinion of the Trustees that
the desirability of retaining FMR as investment adviser to the funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
CONTRACTS WITH COMPANIES AFFILIATED WITH FMR
 Fidelity Service Co. (FSC) is transfer, dividend disbursing, and
shareholders' servicing agent for the fund. Under    the     fund's
contract with FSC, the fund pays an annual fee of $25.50 per basic retail account with a balance of $5,000 or more, $15.00 per basic retail account with a balance of less than $5,000, and a supplemental activity charge of $5.61 for monetary transactions. These fees and charges are subject to annual cost escalation based on postal rate changes and changes in wage and price levels as measured by the National Consumer Price Index for Urban Areas. With respect to certain institutional client master accounts,
   the     fund pays FSC a per-account fee of $95.00 and monetary
transaction charges of $20.00 and $17.50, depending on the nature of
services provided.    With respect to certain broker-dealer master
accounts, the fund pays FSC a per account fee of $30, and a charge of $6
for monetary transactions.     Fees for certain institutional retirement
plan accounts are based on the net assets of all such accounts in the fund.
 Under    the     fund's    current     contract, FSC pays out-of-pocket
expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
 The transfer agent fees   , including reimbursement for out-of-pocket
expenses,     paid to FSC by    the     fund for the fiscal    years
ended March    31    , 1993, 1992, and 1991 were $49,705,683, $41,482,323,
and $32,006,786, respectively.
 The    fund    's contract with FSC also provides that FSC will perform
the calculations necessary to determine    the     fund's net asset value
per share and dividends and maintain    the     fund's accounting records.
Prior to July 1, 1991, the annual fee for these pricing and bookkeeping
services was based on two schedules   ,     one pertaining to the fund's
average net assets, and one pertaining to the type and number of transactions the fund made. The fee rates in effect as of July 1, 1991 are
based on    the     fund's average net assets, specifically, .06% for the
first $500 million of average net assets and .03% for average net assets in excess of $500 million. The fee is limited to a minimum of $45,000 and a
maximum of $750,000 per year.    Pricing and bookkeeping fees, including
related out-of-pocket paid to FSC for     fiscal 199   3    , 199   2    ,
and 199   1    ,    were $846,447, $884,596 and $846,611, respectively    .
 From October 31, 1989 to October 18, 1991, Fidelity Management Trust Company (FMTC) served as custodian of the fund's assets. FMTC, an affiliate of FMR, was organized as a Massachusetts trust company in 1981. FMTC took no part in determining the investment policies of the fund or in deciding which securities were purchased or sold by the fund. Effective October 19, 1991, Brown Brothers Harriman & Co. was appointed custodian of the fund's assets. Custodian fees paid to FMTC for the period April 1, 1991 to October 18, 1991 and fiscal 1991, were $618,481 and $1,580,869, respectively, for its services as custodian to fund.
 The fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with t he offer and sale of shares are paid by FDC. Sales charge revenue paid to FDC for fiscal 1993, 1992, and 1991 amounted to $28,821,876, $38,609,038, and
$17,874,035, respectively.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the fund, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the fund, in care of Fidelity Service Co., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective
shares   .
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research Company
 (a Wholly-Owned Subsidiary of FMR Corp.):
 We have audited the accompanying consolidated statement of financial condition of Fidelity Management & Research Company as of December 31, 1992. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the consolidated financial position of Fidelity Management & Research Company as of December 31, 1992, in conformity with generally accepted accounting principles.


    COOPERS & LYBRAND
Boston, Massachusetts
January 29, 1993
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1992
(IN THOUSANDS)
________

ASSETS
Cash and cash equivalents   $ 5,960
Management fees receivable    67,506
Invested assets:
 Managed funds (market value $82,406)    79,248
 Other (fair value $24,066)    21,668
Property and equipment, net    70,275
Deferred income taxes    24,331
Prepaid expenses and other assets    9,042
  Total Assets   $ 278,030
LIABILITIES AND STOCKHOLDER'S EQUITY
Payable to mutual funds   $ 12,761
Accounts payable and accrued expenses    27,330
Payable to parent company    121,923
Other liabilities    2,590
  Total Liabilities    164,604
Stockholder's equity:
Common stock, $.30 par value;
 authorized 50,000 shares;
 issued and outstanding
 26,500 shares    8
Additional paid-in capital    36,590
Retained earnings    76,828
  Total Stockholder's Equity    113,426
  Total Liabilities and Stockholder's Equity   $ 278,030
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Fidelity Management & Research Company and Subsidiaries (the Company) provide investment management and advisory services and other services principally for the Fidelity Investments Family of Funds. The Company also provides computer support and systems development services to affiliated companies.
PRINCIPLES OF CONSOLIDATION
The consolidated statement of financial condition includes the accounts of Fidelity Management & Research Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated.
INVESTED ASSETS
Managed funds investments (consisting primarily of Fidelity Mutual Funds) are carried at the lower of aggregate cost or market. Other invested assets consist primarily of an investment in a limited partnership which is carried at cost. Certain restrictions exist with respect to the sale or transfer of this investment to third parties. For managed funds investments and other securities, fair value is determined by the quoted market price except in the case of restricted investments which are valued based on management's assessment of fair value. When the Company has determined that an impairment, which is deemed other than temporary, in the market or fair value of an invested asset has occurred, the carrying value of the investment is reduced to its net realizable value.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp. Deferred income taxes are allocated to the Company by FMR Corp. as a direct charge (credit) and arise due to the differences in the timing of recognition of certain items of income and expense for tax and financial reporting purposes.
In February 1992, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (the Statement). The Statement mandates the liability method for computing deferred income taxes. The Company is required to adopt the Statement in 1993. Upon adoption, the principles of the Statement may be applied retroactively or on a prospective basis. The effect on the Company's consolidated financial position of adopting the Statement is not expected to be material.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed over the estimated useful lives of the related assets, which are principally three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful lives or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the assets are capitalized.
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees. FUTURES CONTRACTS
The Company utilizes futures contracts to hedge a portion of its investments against changes in value. Futures contracts are valued at the settlement price established each day by the exchange on which they are traded. Realized and unrealized gains and losses arising from these contracts are deferred until the disposition of the underlying hedged assets.
B. PROPERTY AND EQUIPMENT, NET
At December 31, 1992, property and equipment, at cost, consists of (in thousands):
Furniture   $ 2,713
Equipment (principally computer related)    227,020
Leasehold improvements    7,149
      236,882
Less: Accumulated depreciation and amortization    166,607
     $ 70,275
C. TRANSACTIONS WITH AFFILIATED COMPANIES
In connection with its operations, the Company provides services to and obtains services from affiliated companies. Transactions related to these services are settled, in the normal course of business, through an intercompany account with the Company's parent, FMR Corp. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

D. COMMITMENTS
Aggregate rentals of office space and equipment under operating leases with non-cancellable terms in excess of one year at December 31, 1992 are as follows (in thousands):
Year
1993 $1,241
1994 1,391
1995 1,494
1996 1,251
1997  853
Thereafter 1,114
E. FUTURES CONTRACTS
The futures contracts involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Consolidated Statement of Financial Condition. Risks may be caused by the imperfect correlation between movements in the price of the contracts and the price of the underlying securities. Risks also may arise if there is an illiquid secondary market for the instruments, or due to the inability of the counterparties to perform.
At December 31, 1992, the Company had outstanding futures sales contracts expiring in March 1993 with an aggregate face value of approximately $17,520,000. Current value of such contracts approximated $17,796,000 at December 31, 1992.
F. EVENTS SUBSEQUENT TO REPORT OF INDEPENDENT ACCOUNTANTS
On March 1, 1993, a significant subsidiary of the Company, Fidelity Investments Institutional Services Company, Inc. was transferred to the Company's parent. As of December 31, 1992, this subsidiary had net worth, intercompany assets, and total assets of approximately $55,000,000, $43,000,000 and $63,000,000, respectively.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
SEPTEMBER 30, 1993
(UNAUDITED)
(IN THOUSANDS)
________

ASSETS
Cash and cash equivalents   $ 117
Management fees receivable    94,523
Managed funds (market value $78,836)    69,808
Property and equipment, net    112,898
Deferred income taxes    15,389
Other investments    3,209
Prepaid expenses and other assets    5,741
Prepaid income taxes    177
  Total Assets   $ 301,862
LIABILITIES AND STOCKHOLDER'S EQUITY
Payable to mutual funds   $ 10,946
Accounts payable and accrued expenses    83,481
Payable to parent company    116,832
Other liabilities    2,571
  Total Liabilities    213,830
Stockholder's equity:
Common stock, $.30 par value;
 authorized 50,000 shares;
 issued and outstanding
 26,500 shares    8
Additional paid-in capital    38,824
Retained earnings    49,200
  Total Stockholder's Equity    88,032
  Total Liabilities and Stockholder's Equity   $ 301,862
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Fidelity Management & Research Company and Subsidiaries (the Company) provide investment management and advisory services and other services principally for the Fidelity Investments Family of Funds. The Company also provides computer support and systems development services to affiliated companies.
PRINCIPLES OF CONSOLIDATION
The consolidated statement of financial condition includes the accounts of Fidelity Management & Research Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated.
INVESTED ASSETS
Managed funds investments (consisting primarily of Fidelity Mutual Funds) are carried at the lower of aggregate cost or market. Other invested assets consist primarily of an investment in a limited partnership which is carried at cost. Certain restrictions exist with respect to the sale or transfer of this investment to third parties. For managed funds investments and other securities, fair value is determined by the quoted market price except in the case of restricted investments which are valued based on management's assessment of fair value. When the Company has determined that an impairment, which is deemed other than temporary, in the market or fair value of an invested asset has occurred, the carrying value of the investment is reduced to its net realizable value.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp. Deferred income taxes are allocated to the Company by FMR Corp. as a direct charge (credit) and arise due to the differences in the timing of recognition of certain items of income and expense for tax and financial reporting purposes.
In 1993, the Company adopted the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (the Statement). The principles of the Statement were applied retroactively, and did not have a material affect on the Company's consolidated financial position.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed over the estimated useful lives of the related assets, which are principally three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful lives or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the assets are capitalized.
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At September 30, 1993, property and equipment, at cost, consists of (in thousands):
Furniture   $ 1,853
Equipment (principally computer related)    276,647
Leasehold improvements    5,859
      284,359
Less: Accumulated depreciation and amortization    171,461
     $ 112,898
C. TRANSACTIONS WITH AFFILIATED COMPANIES
In connection with its operations, the Company provides services to and obtains services from affiliated companies. Transactions related to these services are settled, in the normal course of business, through an intercompany account with the Company's parent, FMR Corp. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
(CONTINUED)
________

D. TRANSFER OF SUBSIDIARY
On March 1, 1993, a significant subsidiary of the Company, Fidelity Investments Institutional Services Company, Inc. was transferred to the Company's parent. As of March 1, 1993, this subsidiary had net worth and total assets of approximately $53,000,000, and $70,000,000, respectively. FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research (U.K.) Inc.
  (a Wholly-Owned Subsidiary of Fidelity Management & Research
Company):
 We have audited the accompanying statement of financial condition of Fidelity Management & Research (U.K.) Inc. as of December 31, 1992. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity Management & Research (U.K.) Inc. as of December 31, 1992, in conformity with generally accepted accounting principles.


    COOPERS & LYBRAND
Boston, Massachusetts
January 29, 1993
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1992
________

ASSETS
Investments at lower of cost or market (cost $2,435,422)   $ 2,351,700
Equipment, net of accumulated
 depreciation of $349,058    982,463
Other assets    143,762
Accounts receivable from parent    890,605
  Total Assets   $ 4,368,530
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Subordinated loan   $ 1,608,100
Accounts payable to affiliate    121,567
Income taxes payable    91,743
Other liabilities    86,706
  Total Liabilities    1,908,116
Stockholder's equity:
Common stock, $1, par value;
     authorized 300,000 shares;
     issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    2,459,414
  Total Stockholder's Equity     2,460,414
  Total Liabilities and Stockholder's Equity   $ 4,368,530
The accompanying notes are an integral part
of the statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT OF
FINANCIAL CONDITION
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BASIS OF REPORTING
The financial statement is presented in accordance with United States generally accepted accounting principles. The functional and reporting currency for Fidelity Management & Research (U.K.) Inc. (the Company) is the U.S. dollar.
BUSINESS
The Company is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research and investment advisory services under subadvisory agreements with its parent. The Company also provides research advice to the parent and an affiliate pursuant to a research joint venture agreement.
INVESTMENTS
Investments consist of shares held in a Fidelity mutual fund and are carried at the lower of cost or market. The fair value of investments is equal to the quoted market price.
EQUIPMENT
Equipment is stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred.
SUBORDINATED LOAN
The Company has a subordinated loan payable to its parent and due on March 31, 1994.The loan is subordinated in all respects to the rights of senior creditors. Interest is payable annually at a rate equal to LIBOR on the date of the agreement. Repayment or modification of this loan is subject to regulatory approval.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp., the parent company of Fidelity Management & Research Company. The Company is assessed a charge by FMR Corp. at the higher of the U.S. statutory income tax rate or the applicable foreign statutory income tax rate based upon its pretax accounting income adjusted for permanent book/tax differences, if any.
B. NET CAPITAL REQUIREMENT:
The Company is subject to certain financial regulatory resource rules which requires the Company to maintain a certain level of net capital (as defined). At December 31, 1992, the minimum net capital requirement of approximately $750,000 has been satisfied by the Company.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
STATEMENT OF FINANCIAL CONDITION
SEPTEMBER 30, 1993
(UNAUDITED)
________

ASSETS
Investments at lower of cost or market
 (market value $3,023,991)   $ 2,482,897
Equipment, net of accumulated depreciation of $693,466    713,873
Accounts receivable from parent    3,129,092
  Total Assets   $ 6,325,862
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Subordinated loan   $ 1,608,100
Accounts payable to affiliate    1,923,816
Income taxes payable    181,225
Other Liabilities    130
Total Liabilities    3,713,271
Stockholder's Equity:
Common stock, $1, par value;
 authorized 300,000 shares;
issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    2,611,591
 Total Stockholder's Equity    2,612,591
 Total Liabilities and Stockholder's Equity   $ 6,325,862
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
NOTES TO STATEMENT OF FINANCIAL CONDITION
(UNAUDITED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BASIS OF REPORTING
The financial statements are presented in accordance with United States generally accepted accounting principles. The functional and reporting currency for Fidelity Management & Research (U.K.) Inc. (the Company) is the U.S. dollar.
BUSINESS
The Company is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research and investment advisory services under subadvisory agreements with its parent. The Company also provides research advice to the parent and an affiliate pursuant to a research joint venture agreement.
 REVENUE RECOGNITION
Fees earned from management and investment advisory services provided to mutual funds are recognized as earned and shared equally with the parent. Research joint venture fees are charged to the parent and an affiliate based on a cost plus fee arrangement. Intercompany transactions are settled during the normal course of business. Gains and losses from the sale of invested assets are computed on a specific identified cost basis. INVESTMENTS
Investments consist of shares held in Fidelity mutual funds and are carried at the lower of aggregate cost or market. The fair value of investments is equal to the quoted market price.
EQUIPMENT
Equipment is stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
SUBORDINATED LOAN
The Company has a subordinated loan payable to its parent and due on March 31, 1994. The loan is subordinated in all respects to the rights of senior creditors. Interest is payable annually at a rate equal to LIBOR on the date of the agreement. Repayment or modification of this loan is subject to regulatory approval.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp., the parent company of Fidelity Management & Research Company. The Company is assessed a charge by FMR Corp. at the higher of the U.S. statutory income tax rate or the applicable foreign statutory income tax rate based upon its pretax accounting income adjusted for permanent book/tax differences, if any.
B. NET CAPITAL REQUIREMENT:
The Company is subject to certain financial regulatory resource rules which require the Company to maintain a certain level of net capital (as defined). At September 30, 1993, the minimum net capital requirement of approximately $425,000 has been satisfied by the Company.
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research (Far East) Inc.
 (a Wholly-Owned Subsidiary of Fidelity Management & Research Company):
 We have audited the accompanying statement of financial condition of Fidelity Management & Research (Far East) Inc. as of December 31, 1992. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity Management & Research (Far East) Inc. as of December 31, 1992, in conformity with generally accepted accounting principles.


    COOPERS & LYBRAND
Boston, Massachusetts
January 29, 1993
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1992
________

ASSETS
Cash    $ 19,146
Investments (market value $1,010,000)    1,009,000
Furniture and equipment, net of
 accumulated depreciation of $10,068    1,278
Prepaid expenses and other assets    143,499
  Total Assets   $ 1,172,923
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Payable to parent company   $ 105,983
Payable to affiliate    286,387
Income taxes payable    202,728
  Total Liabilities    595,098

Stockholder's equity:
Common stock, $1, par value;
 authorized 300,000 shares;
 issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    576,825
  Total Stockholder's Equity    577,825
  Total Liabilities and Stockholder's Equity   $ 1,172,923
The accompanying notes are an integral part
of the statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT
OF FINANCIAL CONDITION
________

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BUSINESS
Fidelity Management & Research (Far East) Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company provides investment research advice under a subadvisory agreement with its parent.
The Company is a registered investment advisor and receives fees from its parent for the services provided. Intercompany transactions are settled during the normal course of business.
INVESTMENTS
Investments consist of shares held in a Fidelity mutual fund and are carried at the lower of cost or market. The fair value of investments is equal to the quoted market price.
FURNITURE AND EQUIPMENT
Furniture and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp., the parent company of Fidelity Management & Research Company. The Company is assessed a charge by FMR Corp. at the higher of the U.S. statutory income tax rate or the applicable foreign statutory income tax rates based upon its pretax accounting income adjusted for permanent book/tax differences, if any.
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
STATEMENT OF FINANCIAL CONDITION
SEPTEMBER 30, 1993
(UNAUDITED)
ASSETS
Cash    $ 19,146
Investments (market value $603,714)    555,702
Furniture and equipment, net of
accumulated depreciation of $10,582    764
Prepaid expenses and other assets    143,499
Receivable from parent company    30,491
  Total Assets   $ 749,602
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Payable to affiliate   $ 50,700
Income taxes payable    109,967
  Total Liabilities    160,667
Stockholder's equity:
Common stock, $1, par value;
 authorized 300,000 shares;
 issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    587,935
  Total Stockholder's Equity    588,935
  Total Liabilities and Stockholder's Equity   $ 749,602
The accompanying notes are an integral part of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
NOTES TO STATEMENT OF FINANCIAL CONDITION
(UNAUDITED)
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BUSINESS
Fidelity Management & Research (Far East) Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company provides investment research advice under a subadvisory agreement with its parent.
The Company is a registered investment advisor and receives fees from its parent for the services provided. Intercompany transactions are settled during the normal course of business.
INVESTMENTS
Investments consist of shares held in a Fidelity mutual fund and are carried at the lower of cost or market. The fair value of investments is equal to the quoted market price.
FURNITURE AND EQUIPMENT
Furniture and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred. INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp., the parent company of Fidelity Management & Research Company. The Company is assessed a charge by FMR Corp. at the higher of the U.S. statutory income tax rate or the applicable foreign statutory income tax rates based upon its pretax accounting income adjusted for permanent book/tax differences, if any.

EXHIBIT 1
   FORM OF MANAGEMENT CONTRACT
   The language to be added to the current contract is underlined; the language to be deleted is set forth in [brackets].
FORM OF MANAGEMENT CONTRACT
BETWEEN
FIDELITY MAGELLAN FUND
AND
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
 MODIFICATION made this 1st day of [November 1989] April 1994, by and between Fidelity Magellan Fund, a Massachusetts business trust [that]
    which        may issue one or more series of shares of beneficial
interest (hereinafter called the "Fund"),        on behalf of its single
existing series of shares of beneficial interest (hereinafter called the
"Portfolio"),        and Fidelity Management & Research Company, a
Massachusetts corporation (hereinafter [sometimes]called the "Adviser").
 Required authorization[s] and approval[s] by shareholders and Trustees
having been obtained,        the        [Fidelity Magellan] Fund, on behalf
of [its single existing series of shares of beneficial interest
(hereinafter called the "Portfolio"),]        the Portfolio        , and
[Fidelity Management & Research Company]        the Adviser
    hereby consent, pursuant to [Paragraph 7 of the former Advisory and Service Contract dated October 2, 1984, and] Paragraph 6 of the existing Management Contract dated [April 1, 1987] November 1, 1989, to a modification of said [latter] Contract in the manner set forth below. The
Modifi[cations]        ed Management Contract        shall [take effect
upon the execution of this modification of the management contract]
    when executed        by duly authorized officers of the Fund and the
Adviser        , take effect on the later of April 1, 1994 or the first day of the month following approval.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to [the fund and to] accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. [Management Fee.] The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment [to the basic fee based upon the investment performance of the Portfolio in relation to the Standard & Poor's Daily Stock Price Index of 500 Common Stocks (the "Index")]. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Standard & Poor's Daily Stock Price Index of 500 Common Stocks (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:
  (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:
  (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the charter of each investment company) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets   Annualized Fee Rate (for each level)

 $0 - 3 billion    .5200%

 3 - 6             .4900

 6 - 9             .4600

 9 - 12            .4300

 12 - 15           .4000

 15 - 18           .3850

 18 - 21           .3700

 21 - 24           .3600

 24 - 30           .3500

 30 - 36           .3450

 36 - 42           .3400

 42 - 48           .3350

 48 - 66           .3250

 66 - 84           .3200

 84 - 102          .3150

 [Over 102]        [.3100]

 102 - 138         .3100

 138 - 174         .3050

 174 - 228         .3000

 228 - 282         .2950

 282 - 336         .2900

 Over 336 -        .2850

  (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
.30%.
  (b) Basic Fee. One-twelfth of the [annual] Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the
manner set forth in [Article 10 of]        the Fund's        Declaration of
Trust [of the fund]        or other organizational document)
    determined as of the close of business on each        business
    day throughout the month. The resulting dollar amount comprises the
Basic Fee.
  (c) Performance Adjustment Rate: The Performance Adjustment Rate [will be determined on the basis of the Portfolio's investment performance as
follows:]        is 0.02% for each percentage point (the performance of the
Portfolio and the Index each being calculated to the nearest percentage point) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.
 Upward Adjustment. The performance adjustment rate will be a positive number at the annual rate of 0.02% for each percentage point, rounded to the nearer point (the higher point if exactly one-half a point), that the Portfolio's investment performance over the month and the preceding 35 months (the "Performance Period") exceeds the record of the Index, as then constituted, for the performance period,with the maximum such increase in the fee rate being at the annual rate of 0.20%
 Downward Adjustment. The performance adjustment rate will be a negative number at the annual rate of 0.02% for each percentage point rounded to the nearer point (the higher point if exactly one-half a point), that the record of the Index for the performance period exceeds the investment performance of the Portfolio, with the maximum such reduction in fee rate being at the annual rate of 0.20%.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
 The computation of the performance adjustment will not be cumulative. A positive fee rate will apply even though the performance of the Portfolio
over some period of        time shorter than the performance period has
been behind that of the Index, and conversely, a negative fee rate will apply for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.
  (d)         Performance Adjustment.        One-twelfth of the annual
Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in [Article 10
of]        the Fund's        Declaration of Trust [of the fund]        or
other organizational document)        [adjusted as provided in Paragraph
(3) below, if applicable] determined as of the close of business on each business day throughout the month and the performance period. [The resulting dollar amount is added to or deducted from the basic fee.]
  (e) [In the event of a merger of other business combination involving another entity for which the Adviser is the investment adviser, and where such other entity utilizes a performance adjustment in determining its
investment advisory fee, then:]        In case of termination of this
Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 4. It is understood that the Portfolio will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31,
[1990]        1994        and indefinitely thereafter, but only so long as
the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of [the]
    this        Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust
    or other organizational document        and agrees that the obligations
assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of
Trust        or other organizational document        are separate and
distinct from those of any and all other Portfolios.
         8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 2
FORM OF SUB-ADVISORY AGREEMENT
The language to be added to the current contract is underlined; the language to be deleted is set forth in [brackets].
SUB-ADVISORY AGREEMENT
BETWEEN
[FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC. AND]
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
AND
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY (FAR EAST) INC.
AND
FIDELITY MAGELLAN FUND
 AGREEMENT made this 1st day of [November 1989]    April 1994     by and
between Fidelity Management & Research[Far East Inc.]
    Company,        a Massachusetts corporation with principal offices at
82 Devonshire Street, Boston, Massachusetts (hereinafter called the
["Sub-Adviser]        "Advisor");    [and]     Fidelity Management &
Research [Company        a Massachusetts corporation with principal offices
at 82 Devonshire Street, Boston, Massachusetts.] (Far East) Inc.
(hereinafter called the ["Advisor"]        "Sub-Advisor"); and Fidelity
Magellan Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust or the Portfolio").
   WHEREAS the Trust and the Advisor [has] have entered into a Management Contract [with Fidelity Magellan fund a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),] on behalf of [its single existing series of shares (hereinafter called "the Portfolio"),] the Portfolio, pursuant to which the Advisor is to act as investment [Adviser] manager to the Portfolio; and
 WHEREAS the Sub-Advisor [has personnel in Asia and the Pacific Basin and
was]        and its subsidiaries and other affiliated persons have
personnel in various locations throughout the world and have been
    formed        in part        for the purpose of researching and
compiling information and recommendations with respect to the economies of various countries,[and issuers located outside of North America,
principally in Asia and the Pacific Basin]        including securities
issued in and issuers located in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises
hereinafter set forth,        the Trust,        the Advisor and the
Sub-Advisor agree as follows:
 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
 [The Sub Adviser shall act as an investment consultant to the Adviser and]
           (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the
Portfolio, and in connection with such advice        shall furnish the
    Portfolio        and the Advisor such factual information, research
reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of various countries outside the
U.S., all as the Adviser may reasonably require.]        as the Advisor may
reasonably require.        Such information may include written and oral
reports and analyses.
           (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
           (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
          2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
          3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and to any other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 [2]        4. Compensation:        The [Sub-Advisor]        Advisor
    [will be]        shall compensate        [compensated by] the
[Advisor]        Sub-Advisor         on the following basis for the
services to be furnished hereunder. [the advisor agrees to pay the Sub-Advisor a monthly fee]
  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall
be        equal to 105% of the Sub-Advisor's costs incurred in connection with [the Agreement, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub Adviser.]
    rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
           (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
           (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
         5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 [3]        6. Interested Persons:        It is understood that Trustees,
officers, and shareholders of the [Fund]        Trust        are or may be
or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the
Advisor    [and]     or the Sub-Advisor are or may be or become similarly
interested in the [Fund]        Trust        , and that the Advisor or the
Sub-Advisor may be or become interested in the [Fund]        Trust
    as a shareholder or otherwise.
 [4. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5]         7. Services to Other Companies or Accounts:        The
services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations [with respect to rendering investment advice] hereunder.[In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser, the Fund or to any shareholder of the fund for any act or omission in the course of, or connected with rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any
security.]         The Sub-Advisor shall for all purposes be an independent
contractor and not an agent or employee of the Advisor or the Trust.

          8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 [6] 9.        Duration and Termination of Agreement; Amendments:
  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph [6] 9, this Agreement shall continue in force until July 31,
   [1991]     1994        and indefinitely thereafter, but only so long as
the continuance after such period shall be specifically approved at least
annually by vote of the [Fund]        Trust's        Board of Trustees or
by vote of a majority of the outstanding voting securities of the
Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the
    Portfolio        to be authorized by vote of a majority of the
outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6] 9, the terms of any continuance or modification of [the]
    this        Agreement must have been approved by the vote of a majority
of those Trustees of the [Fund]        Trust        who are not parties to
[such]        this        Agreement or interested persons of any such
party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of
Trustees or Directors,        or with respect to the Portfolio        by
vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7.]        10. Limitation of Liability:        The Sub-Advisor is hereby
expressly put on notice of the limitation of shareholder liability as set
forth in the Declaration of Trust        or other organizational
document        of the [Fund]        Trust        and agrees that any
obligations of the [Fund] Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
          11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[Signature Lines Omitted]
EXHIBIT 3
FORM OF SUB-ADVISORY AGREEMENT
The language to be added to the current contract is underlined; the language to be deleted is set forth in [brackets].
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
AND
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY (U.K.) INC.
AND
FIDELITY MAGELLAN FUND
 AGREEMENT made this 1st day of [November 1989]    April 1993     by [and
between] Fidelity Management & Research[(U.K.) Inc.]        Company,
    a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the ["Sub-Adviser]
    "Advisor"        ); Fidelity Management & Research Company[ a
Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts.] (U.K.) Inc. (hereinafter called the ["Advisor"]
    "Sub-Advisor"        ); and Fidelity Magellan Fund, a Massachusetts
business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust or the Portfolio").
    WHEREAS the Trust and the Advisor [has] have entered into a Management Contract [with Fidelity Magellan Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund") on behalf of its single existing series of shares (hereinafter called the "Portfolio")] the Portfolio pursuant to which the Advisor is to act as investment [Advisor] manager of the Portfolio, and
 WHEREAS the Sub-Advisor [has personnel in Western Europe and was]
    and its subsidiaries and other affiliated persons have personnel in
various locations throughout the world and have been        formed
    in part        for the purpose of researching and compiling information
and recommendations with respect to the economies of various countries [and issuers located outside of North America, principally in Western
Europe.],        including securities issued in and issuers located in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises
hereinafter set forth,        the Trust,        the Advisor and the
Sub-Advisor agree as follows:
 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
           (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio
and        [The Sub-adviser shall act as an investment consultant to] the
Advisor such factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economics of, various countries outside the U.S.] all as the Advisor
may reasonably require. Such information [shall]        may        include
written and oral reports and analyses.
           (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
           (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
         2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
         3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and to any other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 [2] 4.        Compensation:        The [Sub-Advisor]        Advisor
    [will be] shall compensate [compensated by] the [Advisor] Sub-Advisor on the following basis for the services to be furnished hereunder[:]. [the advisor agrees to pay the Sub-Adviser a monthly fee]
           (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall
be        equal to 110% of the Sub-Advisor's costs incurred in connection with [the Agreement, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Adviser]
    rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
           (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
           (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
         5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 [3.]        6. Interested Persons:        It is understood that Trustees,
officers, and shareholders of the [Fund]        Trust        are or may be
or become interested in the Advisor [and] or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the
Advisor    [and]     or the Sub-Advisor are or may be or become similarly
interested in the [Fund]        Trust        , and that the Advisor or the
Sub-Advisor may be or become interested in the [Fund] Trust as a shareholder or otherwise.
 [4. The Sub-Adviser for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5.]         7. Services to Other Companies or Accounts:        The
services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations [with respect to rendering investment advice] hereunder. [In the absence of willful misfeance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser , the Fund or to any losses that may be sustained in the purchase,
holding or sale of any security.]        The Sub-Advisor shall for all
purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
         8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 [6.]        9. Duration and Termination of Agreement; Amendments:
  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph [6] 9, this Agreement shall continue in force until July 31,
    [199   1    ]        1994        and indefinitely thereafter, but only
so long as the continuance after such period shall be specifically approved
at least annually by vote of the [Fund's]        Trust's        Board of
Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the
    Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this
paragraph [6]         9        , the terms of any continuance or
modification of [the] this Agreement must have been approved by the vote of
a majority of those Trustees of the [Fund]        Trust        who are not
parties to [such] this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of
Trustees or Directors, or        with respect to the Portfolio        by
vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7.]        10. Limitation of Liability:        The Sub-Advisor is hereby
expressly put on notice of the limitation of shareholder liability as set
forth in the Declaration of Trust [of the Fund]        or other
organizational document of the Trust        and agrees that any obligations
of the [Fund] Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
          11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
[SIGNATURE LINES OMITTED]
EXHIBIT 4
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)   ASSETS (B)
GROWTH AND INCOME
Advisor Equity
 Portfolio Income (3) 11/30/92**$ 0.5 0.50%(dagger) 0.50%(dagger)
1.55%(dagger)
Advisor Institutional
 Equity Portfolio
  Income(3) 11/30/92  147.1 0.50 0.42 0.71
Convertible Securities (3) 11/30/92  254.1 0.54 0.54 0.96
Equity Income II (3) 11/30/92  1,045.7 0.53 0.53 1.01
Variable Insurance
 Products:
  Equity-Income 12/31/92  408.0 0.53 0.53 0.65
Equity-Income (3) 1/31/93  4,656.2 0.37 0.37 0.67
Real Estate (3) 1/31/93  98.3 0.64 0.64 1.16
Utilities Income (3) 1/31/93  787.5 0.53 0.53 0.87
U.S. Equity Index 2/28/93#  1,482.3 0.28(dagger) -- 0.28(dagger)
Market Index  4/30/93  265.2 0.45 0.44 0.44
Fidelity Fund (3) 6/30/93#   1,398.0 0.42(dagger) 0.42(dagger) 0.66(dagger)
Balanced (3)  7/31/93  2,154.5 0.53 0.53 0.93
Dividend Growth (3) 7/31/93**  9.2 0.62(dagger) -- 2.50(dagger)
Global Balanced (1) 7/31/93**  35.7 0.77(dagger) 0.77(dagger) 2.12(dagger)
Growth & Income 7/31/93  5,195.4 0.53 0.53 0.83
Puritan (3)   7/31/93  6,319.2 0.47 0.47 0.74
Advisor Income &
 Growth   10/31/93  870.1 0.53 0.53 1.51
International Growth
 & Income (2) 10/31/93  301.5 0.77 0.77 1.52
ASSET ALLOCATION
Variable Insurance
 Products II:
  Asset Manager (3) 12/31/92  418.2 0.73 0.73 0.91
  Index 500 12/31/92**  12.3 0.28(dagger) -- 0.28(dagger)
Asset Manager 9/30/93  4,704.2 0.72 0.72 1.09
Asset Manager: Growth(3) 9/30/93  566.0 0.73 0.63 1.19
Asset Manager: Income(3) 9/30/93  79.1 0.44 -- 0.65
GROWTH
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)
ASSETS (B)
Advisor Equity
  Portfolio Growth(3) 11/30/92**  8.5 0.74(dagger) 0.74(dagger)
1.64(dagger)


Advisor Institutional
 Equity Portfolio
  Growth(3) 11/30/92 $ 129.3 0.67% 0.67% 0.98%
Emerging Growth (3) 11/30/92  595.4 0.70 0.70 1.09
Growth Company (3) 11/30/92  1,436.5 0.74 0.74 1.09
Retirement Growth (3) 11/30/92  1,918.0 0.71 0.71 1.02
Congress Street 12/31/92  64.4 0.45 0.45 0.62
Contrafund (3) 12/31/92  1,339.1 0.51 0.51 0.87
Exchange   12/31/92  185.7 0.54 0.54 0.58
Trend (3)   12/31/92  920.0 0.32 0.32 0.56
Variable Insurance
 Products:
  Growth  12/31/92  520.9 0.63 0.63 0.75
  Overseas (2) 12/31/92  157.0 0.78 0.78 1.14
Select Portfolios:
 Air Transportation (3) 2/28/93#  11.3 0.64(dagger) 0.48(dagger)
2.48(dagger)
 American Gold 2/28/93#  160.2 0.64(dagger) 0.64(dagger) 1.59(dagger)
 Automotive (3) 2/28/93#  106.1 0.64(dagger) 0.64(dagger) 1.57(dagger)
 Biotechnology (3) 2/28/93#  752.3 0.64(dagger) 0.64(dagger) 1.50(dagger)
 Broadcast and Media (3) 2/28/93#  13.9 0.64(dagger) 0.59(dagger)
2.49(dagger)
 Brokerage and Investment
  Management (3) 2/28/93#  18.0 0.64(dagger) 0.64(dagger) 2.21(dagger)
 Chemicals (3) 2/28/93#  35.1 0.64(dagger) 0.64(dagger) 1.89(dagger)
 Computers (3) 2/28/93#  38.3 0.64(dagger) 0.64(dagger) 1.81(dagger)
 Construction and
  Housing (3) 2/28/93#  22.1 0.64(dagger) 0.64(dagger) 2.02(dagger)
 Consumer Products (3) 2/28/93#  7.5 0.64(dagger) -- 2.47(dagger)
 Defense and
  Aerospace (3) 2/28/93#  1.3 0.64(dagger) -- 2.48(dagger)
 Developing
  Communications (3) 2/28/93#  51.3 0.64(dagger) 0.64(dagger) 1.88(dagger)
 Electric Utilities (3) 2/28/93#  30.6 0.64(dagger) 0.64(dagger)
1.70(dagger)
 Electronics (3) 2/28/93#  47.1 0.64(dagger) 0.64(dagger) 1.69(dagger)
 Energy (3)  2/28/93#  78.7 0.64(dagger) 0.64(dagger) 1.71(dagger)
 Energy Service (3) 2/28/93#  52.3 0.64(dagger) 0.64(dagger) 1.76(dagger)
 Environmental
  Services (3) 2/28/93#  62.5 0.64(dagger) 0.64(dagger) 1.99(dagger)
 Financial Services (3) 2/28/93#  119.9 0.64(dagger) 0.64(dagger)
1.54(dagger)
 Food and Agriculture (3) 2/28/93#  109.1 0.64(dagger) 0.64(dagger)
1.67(dagger)
 Health Care (3) 2/28/93#  782.6 0.64(dagger) 0.64(dagger) 1.46(dagger)
 Home Finance (3) 2/28/93#  138.3 0.64(dagger) 0.64(dagger) 1.55(dagger)
 Industrial Equipment (3) 2/28/93# 6.1 0.64(dagger) -- 2.49(dagger) Industrial Materials (3) 2/28/93# $ 25.0 0.64%(dagger) 0.64%(dagger)
2.02%(dagger)
 Insurance (3) 2/28/93#  12.3 0.64(dagger) 0.61(dagger) 2.49(dagger)
 Leisure (3)  2/28/93#  39.5 0.64(dagger) 0.64(dagger) 1.90(dagger)
 Medical Delivery (3) 2/28/93#  126.4 0.64(dagger) 0.64(dagger)
1.77(dagger)
 Natural Gas (3) 2/28/94**  9.1 0.64(dagger) -- 2.42(dagger)
 Paper and Forest
  Products (3) 2/28/93#  17.5 0.64(dagger) 0.64(dagger) 2.21(dagger)
 Precious Metals and
  Minerals (3) 2/28/93#  127.8 0.64(dagger) 0.64(dagger) 1.73(dagger)
 Regional Banks (3) 2/28/93#  193.5 0.64(dagger) 0.64(dagger) 1.49(dagger)
 Retailing (3) 2/28/93#  63.1 0.64(dagger) 0.64(dagger) 1.77(dagger)
 Software and Computer
  Services (3) 2/28/93#  113.6 0.64(dagger) 0.64(dagger) 1.64(dagger)
 Technology (3) 2/28/93#  115.2 0.64(dagger) 0.64(dagger) 1.64(dagger)
 Telecommunications (3) 2/28/93#  95.0 0.64(dagger) 0.64(dagger)
1.74(dagger)
 Transportation (3) 2/28/93#  4.4 0.64(dagger) -- 2.48(dagger)
 Utilities (3) 2/28/93#  243.9 0.64(dagger) 0.64(dagger) 1.42(dagger)
Magellan (3)  3/31/93  21,506.4 0.75 0.75 1.00
Small Cap Stock 4/30/94**  461.9 0.67(dagger) 0.65(dagger) 1.40
Fidelity Fifty (3) 6/30/94**  18,106.2 0.69(dagger) 0.00(dagger)
2.49(dagger)
Blue Chip Growth 7/31/93  589.5 0.72 0.72 1.25
Low-Priced Stock (3) 7/31/93  2,048.8 0.76 0.76 1.12
OTC Portfolio 7/31/93  1,202.7 0.74 0.74 1.08
Advisor Strategic
  Opportunities (3) 9/30/93  219.2 0.54 0.54 1.57
Destiny I   9/30/93#  2,920.5 0.60(dagger) 0.60(dagger) 0.65(dagger)
Destiny II   9/30/93#  1,100.8 0.71(dagger) 0.71(dagger) 0.84(dagger)
Strategic
 Opportunities (3) 9/30/93  19.2 0.54 0.54 0.89
Advisor Global
 Resources (3) 10/31/93  14.4 0.77 0.77 2.62
Advisor Growth
 Opportunities  10/31/93  1,204.5 0.68 0.68 1.64
Advisor Overseas (2) 10/31/93  65.5 0.77 0.77 2.3
Canada (1)   10/31/93  61.1 0.86 0.86 2.00
Capital Appreciation (3) 10/31/93  1,139.1 0.48 0.48 0.86
Disciplined Equity (3) 10/31/93  622.1 0.70 0.70 1.09
Diversified
 International (2) 10/31/93  119.1 0.73 0.73 1.47
Emerging Markets (2) 10/31/93  144.4 0.77 0.77 1.91
Europe (1)   10/31/93  488.3 0.64 0.64 1.25
Japan (1)   10/31/93  98.4 0.77 0.77 1.71
Latin America (2) 10/31/93** $ 114.6 0.77%(dagger) 0.77%(dagger)
1.94%(dagger)
Overseas (2)  10/31/93  1,025.1 0.77 0.77 1.27
Pacific Basin (1) 10/31/93  251.2 0.80 0.80 1.59
Southeast Asia (1) 10/31/93**  139.3 0.77(dagger) 0.71(dagger) 2.00(dagger)
Stock Selector (3) 10/31/93  459.7 0.71 0.69 1.10
Value (3)   10/31/93  1,100.8 0.72 0.71 1.11
Worldwide (2) 10/31/93  148.9 0.78 0.78 1.40
New Millennium 11/30/93**  181.1 0.68(dagger) 0.68(dagger) 1.25(dagger)
CURRENCY PORTFOLIOS
Deutsche Mark
 Peformance, L.P. 12/31/92  18.6 0.50 0.50 1.29
Sterling
 Performance, L.P. 12/31/92  7.3 0.50 -- 1.50
Yen Performance, L.P. 12/31/92  3.9 0.50 -- 1.50
INCOME
Advisor Institutional
 Limited Term Bond 11/30/92  227.6 0.42 0.42 0.57
Advisor Limited
 Term Bond  11/30/92**  1.0 0.42(dagger) 0.42(dagger) 0.82(dagger)
Institutional Short-
 Intermediate
  Government 11/30/92  189.3 0.45 0.45 0.45
Global Bond (2) 12/31/92#  300.5 0.72(dagger) 0.72(dagger) 1.37(dagger)
New Markets Income (2) 12/31/93**  54.1 0.71(dagger) 0.24(dagger)
1.25(dagger)
Short-Term World
 Income (2) 12/31/92#  563.2 0.62(dagger) 0.59(dagger) 1.20(dagger)
Spartan Bond Strategist 12/31/93**  11.0 .70(dagger) .70(dagger)
.70(dagger)
Variable Insurance
 Products:
  High Income 12/31/92  150.7 0.52 0.52 0.67
Variable Insurance
 Products II:
  Investment Grade
   Bond  12/31/92  57.8 0.47 0.47 0.76
Spartan Long-Term
 Government Bond 1/31/93  78.3 0.65 0.65 0.65
U.S. Bond Index 2/28/93#  104.8 0.32(dagger) -- 0.32(dagger)
Capital & Income (3) 4/30/93  1,771.1 0.54 0.54 0.91
Intermediate Bond (3) 4/30/93  1,434.0 0.32 0.27 0.61
Investment Grade Bond (3) 4/30/93  1,049.6 0.37 0.37 0.68
Short-Term Bond (3) 4/30/93  1,634.8 0.47 0.47 0.77

Spartan Government
 Income   4/30/93 $ 491.8 0.65% 0.65% 0.65%
Spartan High Income 4/30/93  470.8 0.70 0.70 0.70
Spartan Short-Intermediate
 Government 4/30/93  23.5 0.65 0.02 0.02
The North Carolina Capital
 Management Trust:
  Term Portfolio 6/30/93  83.4 0.41 0.41 0.41
Ginnie Mae  7/31/93  953.2 0.47 0.47 0.80
Mortgage Securities 7/31/93  428.9 0.47 0.47 0.76
Spartan Limited Maturity
 Government 7/31/93  1,653.7 0.65 0.65 0.65
Spartan Ginnie Mae 8/31/93  766.9 0.65 0.41 0.41
Government Securities 9/30/93**  616.6 0.47(dagger) 0.47(dagger)
0.69(dagger)
Short-Intermediate
 Government  9/30/93  167.6 0.47 0.18 0.61
Spartan Investment
 Grade Bond 9/30/93  59.1 0.65 0.65 0.65
Spartan Short-Term Bond 9/30/93  547.0 0.65 0.20 0.20
Advisor Government
 Investment 10/31/93  40.8 0.46 -- 0.68
Advisor High Yield 10/31/93  299.1 0.51 0.51 1.11
Advisor Short Fixed
 Income   10/31/93  359.6 0.47 0.47 0.95
MONEY MARKET
Cash Reserves (4) 11/30/92  10,249.7 0.17 0.17 0.48
State and Local Asset
  Management Series:
   Government Money
    Market (4) 11/30/92  1,046.4 0.43 0.43 0.43
Variable Insurance
 Products:
  Money Market (4) 12/31/92  295.1 0.17 0.17 0.24
Select-Money Market (4) 2/28/93#  492.5 0.14(dagger) 0.14(dagger)
0.56(dagger)
Institutional Cash:
 Domestic Money
  Market (4) 3/31/93  768.4 0.20 0.12 0.18
 Money Market (4) 3/31/93  5,033.1 0.20 0.15 0.18
 U.S. Government (4) 3/31/93  6,305.4 0.20 0.14 0.18
 U.S. Treasury (4) 3/31/93  2,683.0 0.20 0.15 0.18
 U.S. Treasury II (4) 3/31/93  7,014.6 0.20 0.15 0.18
Spartan Money Market (4) 4/30/93  4,841.1 0.30 0.30 0.30
Spartan U.S. Government
 Money Market (4) 4/30/93 $ 1,204.8 0.55% 0.45% 0.45%
The North Carolina
 Capital Management Trust:
  Cash Portfolio (4) 6/30/93  1,538.3 0.38 0.38 0.39
Daily Money Fund:
 Capital Reserves:
  Money Market (4) 7/31/93  443.3 0.50 0.31 0.95
  U.S. Government
   Money Market (4) 7/31/93  269.5 0.50 0.38 0.95
 Money Market (4) 7/31/93  1,554.7 0.50 0.50 0.61
 U.S. Treasury (4) 7/31/93  2,841.7 0.50 0.50 0.57
 U.S. Treasury
  Income (4) 7/31/93  1,166.9 0.42 0.20 0.20
Spartan U.S. Treasury
 Money Market (4) 7/31/93  2,138.9 0.55 0.42 0.42
Daily Income Trust (4) 8/31/93  2,302.8 0.30 0.30 0.57
Money Market Trust:
 Domestic Money
  Market (4) 8/31/93  690.3 0.42 0.42 0.42
 Retirement Government
  Money Market (4) 8/31/93  1,338.8 0.42 0.42 0.42
 Retirement Money
  Market (4) 8/31/93  1,661.1 0.42 0.42 0.42
 U.S. Government (4) 8/31/93  297.5 0.42 0.42 0.42
 U.S. Treasury (4) 8/31/93  181.5 0.42 0.42 0.42
U.S. Government
 Reserves (4) 9/30/93  1,139.5 0.43 0.43 0.73
TAX-EXEMPT INCOME
Advisor Institutional
 Limited Term
  Tax-Exempt 11/30/92  63.5 0.42 0.41 0.66
Advisor Limited
 Term  Tax-Exempt 11/30/92**  1.1 0.42(dagger) 0.40(dagger) 1.04(dagger)
Connecticut Municipal
 Money Market (4) 11/30/92  379.8 0.42 0.26 0.43
High Yield Tax-Free 11/30/92  2,036.2 0.42 0.42 0.57
New Jersey Tax-Free
 Money Market (4) 11/30/92  360.5 0.42 0.42 0.64
Spartan Connecticut
 Municipal:
  High Yield 11/30/92  389.8 0.55 0.55 0.55
  Money Market (4) 11/30/92  48.7 0.50 0.02 0.02
Spartan Florida Municipal:
  Income   11/30/92** $ 118.4 0.55%(dagger) 0.03%(dagger) 0.03%(dagger)
 Money Market (4) 11/30/92**  15.8 0.50(dagger) -- --
Spartan New Jersey
 Municipal High Yield 11/30/92  324.6 0.55 0.49 0.51
Aggressive Tax-Free 12/31/92  711.1 0.47 0.47 0.64
Insured Tax-Free 12/31/92  335.7 0.42 0.40 0.63
Limited Term
 Municipals  12/31/92  827.3 0.47 0.47 0.64
Michigan Tax-Free:
 High Yield  12/31/92  419.6 0.42 0.42 0.61
 Money Market (4) 12/31/92  170.1 0.42 0.30 0.49
Minnesota Tax-Free 12/31/92  255.1 0.42 0.42 0.67
Municipal Bond 12/31/92  1,178.4 0.37 0.37 0.49
Ohio Tax-Free:
 High Yield  12/31/92  359.3 0.42 0.42 0.61
 Money Market (4) 12/31/92  257.0 0.42 0.41 0.58
Spartan Pennsylvania
 Municipal:
  High Yield 12/31/92  218.9 0.55 0.55 0.55
  Money Market (4) 12/31/92  249.3 0.50 0.47 0.47
Massachusetts Tax-Free:
 High Yield  1/31/93#  1,215.5 0.42(dagger) 0.42(dagger) 0.55(dagger)
 Money Market (4) 1/31/93#  592.0 0.42(dagger) 0.42(dagger) 0.64(dagger)
New York Tax-Free:
 High Yield  1/31/93#  429.2 0.42(dagger) 0.42(dagger) 0.61(dagger)
 Insured   1/31/93#  338.7 0.42(dagger) 0.42(dagger) 0.61(dagger)
 Money Market (4) 1/31/93#  536.3 0.42(dagger) 0.42(dagger) 0.62(dagger)
Spartan Massachusetts
 Municipal Money
  Market (4) 1/31/93#  316.1 0.50(dagger) 0.17(dagger) 0.17(dagger)
Spartan New York
 Municipal:
  High Yield 1/31/93#  332.3 0.55(dagger) 0.48(dagger) 0.48(dagger)
  Money Market (4) 1/31/93#  454.3 0.50(dagger) 0.50(dagger) 0.50(dagger)
California Tax-Free:
 High Yield  2/28/93#  543.5 0.42(dagger) 0.42(dagger) 0.60(dagger)
 Insured   2/28/93#  213.4 0.42(dagger) 0.42(dagger) 0.63(dagger)
 Money Market (4) 2/28/93#  548.7 0.42(dagger) 0.42(dagger) 0.62(dagger)




Spartan California
 Municipal:
  High Yield 2/28/93# $ 514.4 0.55%(dagger) 0.40%(dagger) 0.40%(dagger)
  Money Market (4) 2/28/93#  894.4 0.50(dagger) 0.30(dagger) 0.30(dagger)
Institutional Tax-
 Exempt Cash (4) 5/31/93  2,517.7 0.20 0.14 0.18
Daily Money Fund:
 Capital Reserves:
  Municipal Money
   Market (4) 7/31/93  91.7 0.50 0.22 0.95
Spartan Aggressive
 Municipal   8/31/93**  6.4 0.60(dagger) 0.60(dagger) 0.60(dagger)
Spartan Intermediate
 Municipal  8/31/93**  82.6 0.55(dagger) - -
Spartan Maryland Municipal
 Income   8/31/93**  13.4 0.55(dagger) -- --
Spartan Municipal
 Income   8/31/93  869.8 0.55 0.47 0.47
Spartan Municipal
 Money Market (4) 8/31/93  1,561.2 0.50 0.27 0.27
Spartan Short-
 Intermediate
  Municipal 8/31/93#  819.9 0.55(dagger) 0.55(dagger) 0.55(dagger)
Advisor High Income
 Municipal  10/31/93  316.4 0.42 0.42 0.92
Daily Tax-Exempt
 Money (4)  10/31/93  504.9 0.50 0.50 0.61
Spartan New Jersey
 Municipal Money
  Market (4) 10/31/93  329.1 0.50 0.44 0.44
Tax-Exempt Money
 Market Trust (4) 10/31/93  2,789.6 0.27 0.27 0.49
(a) All fund data are as of the fiscal year end noted in the chart or as of October 31, 1993, if fiscal year end figures are not yet available. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations.
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
(1) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund.
(2) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income only), FIIA, and FIIAL U.K., with respect to the fund.
(3) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(4) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund.

MAG-PXS-194 CUSIP #316184100/FUND#021


Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY MAGELLAN FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur Loring, and Edward H. Malone, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY MAGELLAN FUND as indicated above whiich the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on March 23, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1993
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
   CUSIP316184100/FUND#021

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect the twelve  nominees specified below as           FOR all nominees        WITHHOLD       1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis      listed (except as         vote for
     Burke Davis, Richard J. Flynn, Edward C. Johnson 3d,    marked to the contrary    allnominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       below).
     Gerald C. McDonough, Edward H. Malone, Marvin L.
     Mann, and Thomas R. Williams.  (INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON
     THE LINE BELOW.)






2.    To ratify the selection of Coopers & Lybrand as                FOR     AGAINST     ABSTAIN    2.
      independent    accountants of the fund    .

3.    To approve a amended management contract for the fund.             FOR     AGAINST     ABSTAIN    7.

4.    To approve a new Sub-Advisory Agreement with FMR Far               FOR     AGAINST     ABSTAIN    8.
      East for the fund.

5.    To approve a new Sub-Advisory Agreement with FMR                   FOR     AGAINST     ABSTAIN    9.
      U.K. for the fund.

6.    To amend the Declaration of Trust to provide dollar-based          FOR     AGAINST     ABSTAIN    4.
      voting rights for shareholders of the fund.

7.    To amend the Declaration of Trust regarding shareholder            FOR     AGAINST     ABSTAIN    5.
      notification of the appointment of Trustees.

8.    To amend the Declaration of Trust toprovide the fund with          FOR     AGAINST     ABSTAIN    6.
      the ability to invest all of its assets in another open-end investment company with the same objective and policies.

9.    To adopt a new fundamental investment policy permitting            FOR     AGAINST     ABSTAIN    10.
      the fund to invest all of its assets in another open-end
      investment company with substantially the same
      investment objective and policies.

10.   To amend the fund's fundamental objective and certain              FOR     AGAINST     ABSTAIN    3.
      fundamental policies to broaden the fund's ability to invest in domestic and foreign securities of all types to seek capital appreciation.

11.   To amend the fund's fundamental investment limitation              FOR     AGAINST     ABSTAIN    11.
      concerning borrowing.

12.   To amend the fund's fundamental investment limitation              FOR     AGAINST     ABSTAIN    12.
      concerning real estate.

13.   To amend the fund's fundamental investment limitation              FOR     AGAINST     ABSTAIN    13.
      concerning the issuance of senior securities.

14.   To eliminate the fund's fundamental investment limitation          FOR     AGAINST     ABSTAIN    14.
      concerning short sales of securities.

15.   To eliminate the fund's fundamental investment limitation          FOR     AGAINST     ABSTAIN    15.
      concerning margin purchases.

16.   To amend the fund's fundamental investment limitation              FOR     AGAINST     ABSTAIN    16.
      concerning physical commodities.

17.   To amend the fund's fundamental investment limitation              FOR     AGAINST     ABSTAIN    17.
      concerning lending.

18.   To eliminate the fund's fundamental investment limitation          FOR     AGAINST     ABSTAIN    18.
      concerning investment in other investment companies.

19.   To amend the fund's fundamental investment limitation              FOR     AGAINST     ABSTAIN    19.
      concerning the concentration of its investments in a single industry.

20.   To eliminate the fund's fundamental investment limitation          FOR     AGAINST     ABSTAIN    20.
      concerning investments in securities of newly formed
      issuers.


 MAG-PXC-194


          021
FIDELITY MAGELLAN FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Magellan Fund shareholders will be held in March to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take a few minutes to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by your fund and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the fund's activities and review contractual arrangements with companies that provide the fund with services.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand as independent accountants of the fund.
PROPOSAL 3 asks shareholders to approve a new Management Contract for the fund. The purpose of the amendment is to revise the "Group fee" component of the management fee contained in the current contract to reflect potential economies of scale by providing for lower fees when FMR's mutual fund assets under management exceed certain levels. THE PROPOSED CONTRACT CAN ONLY RESULT IN A MANAGEMENT FEE THAT IS THE SAME OR LOWER COMPARED TO THE CURRENT CONTRACT.
PROPOSALS 4 AND 5 ask for shareholder approval of two sub-advisory agreements for the fund. The new agreements would authorize FMR to grant investment discretion and portfolio execution to the sub-advisors in order to more fully utilize foreign managers and analysts with investment expertise in local markets, and to potentially enable the fund to participate more readily and efficiently in full trading sessions on foreign exchanges.
PROPOSAL 6 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for votes such as electing Trustees, voting power would be allocated proportionate to the dollar value of each shareholder's investment.
PROPOSAL 7 is to amend the Declaration of Trust to eliminate the requirement of notifying fund shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSALS 8 AND 9. The primary purpose of these proposals is to permit the fund to pool its assets with other comparable Fidelity funds. Pooling of assets would be implemented to reduce fund operating costs, and would occur only if regulatory approval were obtained and if the Trustees determine that doing so would be in the fund's best interest.
PROPOSAL 10 is to modify the fund's fundamental investment objective and policies to broaden the types of securities in which the fund may invest to include foreign and domestic securities of all types when seeking capital appreciation.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS. The primary purpose of Proposals 11 through 20 is to revise several of the fund's investment limitations to conform to limitations which are expected to become standard for all funds managed by FMR. The increased standardization will help to promote operational efficiencies but is not likely to have any impact on the investment techniques employed by the fund.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
                    MAG-PXL-194
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,


Edward C. Johnson 3d
President